                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        MARINE DRILLING COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

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   (2)  Aggregate number of securities to which transaction applies:

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   (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4)  Proposed maximum aggregate value of transaction:

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   (5)  Total fee paid:

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   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

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   (2)  Form, Schedule or Registration Statement No.:

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
                  [MARINE DRILLING COMPANIES, INC. LETTERHEAD]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 17, 2001

                                   ----------


         The 2001 Annual Meeting of the shareholders of Marine Drilling Companies, Inc. ("the Company") will be held at the Westchase Hilton, 9999 Westheimer, Houston, Texas on Thursday, May 17, 2001 at 9 a.m., central time, for the following purposes:

    1. To elect a board of seven (7) directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified;

    2.   To approve the Company's 2001 Stock Incentive Plan; and

    3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

        If you were a shareholder at the close of business on March 30, 2001, you are entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of such shareholders will be available at the meeting and at the Company's offices, One Sugar Creek Center Blvd., Suite 600, Sugar Land, Texas 77478-3556, beginning on May 1, 2001.

        Your vote is important. Whether or not you plan to attend the annual meeting in person, we request that you indicate your vote as to the matters to be acted upon at the meeting and sign, date and promptly return the enclosed proxy card in the enclosed stamped envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation.



                                        By Order of the Board of Directors,



                                        /s/ T. SCOTT O'KEEFE
                                        --------------------
                                        T. SCOTT O'KEEFE
                                        Secretary



April 11, 2001

                  [MARINE DRILLING COMPANIES, INC. LETTERHEAD]

                                 PROXY STATEMENT

        This proxy statement is being furnished to the shareholders of Marine Drilling Companies, Inc. (the "Company") in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of shareholders (the "Annual Meeting") to be held at the Westchase Hilton, 9999 Westheimer in Houston Texas, on Thursday, May 17, 2001 at 9:00 a.m. Central Time and any adjournments thereof, for the purposes set forth in the accompanying notice. This proxy statement and the accompanying proxy are first being sent or given to shareholders of the Company on or about April 11, 2001.

        At the Annual Meeting, shareholders will be asked:

          o to elect seven persons to serve on the Board of Directors of the Company;

          o    to approve the Company's 2001 Stock Incentive Plan (the "Plan");
               and

          o take action upon such other matters as may properly come before the Annual Meeting.

        All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated with respect to any shares for which properly executed proxies have been received and which are eligible to vote, such proxies will be voted "FOR" all nominees for election to the Board of Directors and "FOR" approval of the Plan. If any other matters are properly presented at the Annual Meeting for action, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment as to the best interests of the Company. The Board of Directors of the Company does not know of any other matters to be brought before the Annual Meeting.

        Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by any of the following actions:

          o    by providing written notice of revocation to the Company;

          o    delivering to the Company a signed proxy of a later date; or

          o    voting in person at the Annual Meeting.

        Any written notice revoking a proxy should be sent to the Secretary of the Company at the Company's principal executive offices, One Sugar Creek Center Blvd., Suite 600, Sugar Land, Texas 77478-3556.

        The Board of Directors has fixed 5:00 p.m. Central Time on March 30, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, there were outstanding and entitled to vote 58,691,702 shares of Common Stock, constituting the only class of stock outstanding. Each share of Common Stock entitles the holder to one vote at the Annual Meeting with respect to each matter to be voted upon. The holders of a majority of the outstanding shares of Common Stock as of the Record Date, present in person or represented by proxy and eligible to vote, will constitute a quorum at the Annual Meeting. A list of such shareholders will be available at the time and place of the meeting and at the Company's offices, One Sugar Creek Center Blvd., Suite 600, Sugar Land, Texas 77478-3556, beginning May 1, 2001.

        The election of directors, the proposal to approve the Plan and all other matters to be voted on at the Annual Meeting, will be decided by the affirmative vote of a majority of the shares present and entitled to be voted at the Annual Meeting. Proxies that are marked "abstain" will be treated as present for the purposes of determining whether a quorum is present, but will have the same legal effect as a vote against a nominee and the Plan. Broker non-votes are not considered present at the Annual Meeting for the particular proposal for which the broker lacks authority to vote and will not be counted in determining the number of votes cast on a proposal. Therefore, broker non-votes will have no effect on the outcome of the election of directors, approval of the Plan or other matters that may be properly brought before the Annual Meeting.

        If a quorum is not obtained, or if fewer shares are voted in favor of approval of any of the proposals than the number required for approval, the Annual Meeting may be adjourned for the purpose of obtaining additional proxies or votes or for any other purpose, and, at any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for any proxies which have theretofore been revoked).

                         ITEM 1 - ELECTION OF DIRECTORS

        The Company's Board of Directors currently consists of seven directors. At the Annual Meeting seven nominees are to be elected, each to serve until the next annual meeting of shareholders or until the election and qualification of their respective successors. All of the nominees previously have been elected directors by the shareholders.

        It is intended that the proxies received from holders of the Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the nominees for director whose names are set forth below. Although the Company does not contemplate that any of the nominees will be unable to serve, decline to serve, or otherwise be unavailable as a nominee at the time of the Annual Meeting, if any nominee should become unavailable for election, the proxies may be voted for a substitute nominee selected by the persons named in the proxy. Each of the nominees named below has consented to being named in this proxy statement and to serve if elected.

NOMINEES FOR DIRECTOR

        The following table sets forth certain information as of the Record Date for each nominee for director, including his name, age, position with the Company, and the year he became a director of the Company.

                                                                                                        DIRECTOR
                     NAME                  AGE                POSITION WITH THE COMPANY                   SINCE
                     ----                  ---                -------------------------                 ---------
        Robert L. Barbanell(1)(3).......... 70        Director and Chairman of the Board                   1995
        David A. B. Brown(1)(2)............ 57        Director                                             1995
        Howard I. Bull(3)(4)............... 60        Director                                             1995
        J. C. Burton(3)(4)................. 62        Director                                             1998
        Jan Rask(1)........................ 45        President, Chief Executive Officer and Director      1996
        David B. Robson(2)................. 61        Director                                             1998
        Robert C. Thomas(2)(4)............. 72        Director                                             1998

-----------------
(1)      Member, Executive Committee of the Board of Directors
(2)      Member, Audit Committee of the Board of Directors
(3)      Member, Compensation Committee of the Board of Directors
(4) Member, Health, Safety and Environmental Committee of the Board of Directors

         Robert L. Barbanell has been a Director of the Company since June 1995 and served as its interim President from May 9, 1996 to July 18, 1996. Mr. Barbanell has served as President of Robert L. Barbanell Associates, Inc., a financial consulting firm since July 1994. Mr. Barbanell was employed by Bankers Trust New York Corporation from June 1986 to June 1994 as Managing Director and from December 1981 to June 1986 as Senior Vice President. He is also a Director of Cantel Industries, Inc., Kaye Group, Inc. and Blue Dolphin Energy Company.

         David A. B. Brown has been a Director of the Company since June 1995. Mr. Brown has served as President of The Windsor Group, Inc., a strategy consulting firm, since 1984. Mr. Brown was Chairman of the Board of the Comstock Group, Inc. from 1988 to 1990. Mr. Brown is a Director of BTU International Inc., EMCOR Group, Inc., Technical Communications Corporation and NS Group, Inc.

         Howard I. Bull, a private investor, has been a Director of the Company since June 1995. Mr. Bull served as President, Director and Chief Executive Officer of Dal-Tile International Inc., a manufacturer and distributor of ceramic tile, from April 1994 to June 1997. Prior thereto, Mr. Bull served as President of the Air Conditioning Business Group of York International Corporation ("York") from May 1992 to February 1993 and as the President of the York Applied Systems Division of York from January 1990 to May 1992. From February 1979 to November 1990, Mr. Bull was employed by Baker Hughes, Inc. in several executive positions. Mr. Bull is a Director of National Oilwell, Inc. and NATCO Group, Inc.

         J. C. Burton has been a Director of the Company since May 1998. He served in various engineering and managerial positions with Amoco Corporation from 1963 until his retirement on March 31, 1998. Most recently, he was Group Vice President, International Operations Group for Amoco Exploration and Production Company.

         Jan Rask has been President, Chief Executive Officer and Director since June 1996. Mr. Rask served as President and Chief Executive Officer of Arethusa (Off-Shore) Limited from May 1992 until its acquisition by Diamond Offshore Drilling, Inc. in April 1996. Mr. Rask joined Arethusa's principal operating subsidiary in 1990 as its President and Chief Executive Officer. Mr. Rask is a Director of Veritas DGC Inc.

         David B. Robson has been a Director of the Company since May 1998. Mr. Robson has been serving as Chairman of the Board of Veritas DGC Inc. since January 2000. He served as both Chairman of the Board and Chief Executive Officer of Veritas DGC Inc. from August 1996 until January 2000. Prior thereto, he held similar positions with Veritas Energy Services Inc. and its predecessors since 1974.

         Robert C. Thomas has been a Director of the Company since February 1998. Mr. Thomas has served as Senior Associate of Cambridge Energy Research Associates since June 1994. Prior to that time, he served as Chairman and Chief Executive Officer of Tenneco Gas, a subsidiary of Tenneco, Inc., from June 1990 to March 1994. Mr. Thomas is also a Director of PetroCorp Incorporated and ATP Oil and Gas Corporation.

BOARD OF DIRECTORS AND COMMITTEES

        During 2000, the Board of Directors held four meetings. The Board does not have a nominating committee. Each director attended at least 92% of the meetings held by the Board and each committee on which he served during 2000. The Board has four standing committees, each of which is discussed below:

         EXECUTIVE COMMITTEE -- The Company's Executive Committee currently consists of three members: Robert L. Barbanell, David A. B. Brown and Jan Rask. The Executive Committee was established to accelerate the process of reviewing projects and/or transactions to be proposed to the full Board and to facilitate the consummation of projects and/or transactions that have received prior Board approval. During 2000, the Executive Committee held four meetings.

         AUDIT COMMITTEE -- The Company's Audit Committee currently consists of three members: David A. B. Brown (Chairman), David B. Robson and Robert C. Thomas. The functions of the Audit Committee include reviewing the Company's accounting processes, financial reporting and systems of internal controls. The Audit Committee also recommends the firm of independent auditors each fiscal year, approves the nature of the professional services provided by the independent auditors and reviews the independence of the auditors. During 2000, the Audit Committee held two meetings.

         PERSONNEL AND COMPENSATION COMMITTEE -- The Personnel and Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") currently consists of three members: Howard I. Bull (Chairman), Robert L. Barbanell, and J. C. Burton. The purpose of the Compensation Committee is to ensure that the Company has a broad plan of executive compensation that is competitive and motivating to the degree that it will attract, retain and inspire performance of managerial and other key personnel, thereby enhancing the growth and profitability of the Company. During 2000, the Compensation Committee held five meetings.

         HEALTH, SAFETY AND ENVIRONMENTAL ("HSE") COMMITTEE -- The HSE Committee currently consists of three members: Robert C. Thomas (Chairman), Howard I. Bull and J. C. Burton. The purpose of the HSE Committee is to oversee health, safety and environmental issues associated with the Company. During 2000, the HSE Committee held three meetings.

DIRECTOR COMPENSATION AND EXPENSES

        Employee directors are not paid for their services as a director or as a member of any committee of the Board. All other directors are compensated as follows:

          o an annual retainer of $24,000 (consisting of $12,000 cash and shares of Common Stock equal to $12,000), plus a fee of $1,000 for each Board meeting attended;

          o the Chairman of the Board receives an additional quarterly retainer of $10,000;

          o the Chairman of the Audit, Compensation and HSE Committees each receive a quarterly retainer of $1,500;

          o each member of the Executive Committee (other than the Chairman of the Board) receives a quarterly retainer of $5,000; and

          o    attendance fees for each committee meeting attended are $500.

        The Company has a 1995 Non-Employee Director's Plan, and pursuant to the Plan, each eligible director is granted options to purchase 10,000 shares of Common Stock upon his initial election or appointment to the Board of Directors and 2,500 shares of Common Stock upon each successive election to the Board of Directors.

          ITEM 2 - APPROVAL OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN

         On March 30, 2001, the Board of Directors adopted, subject to shareholder approval, the Plan in order to provide the Company with an effective means of attracting and retaining key employees and outside directors, encouraging their commitment, motivating their performance, facilitating their ownership interest in the Company and enabling them to share in the Company's long term growth and success.

         Upon approval of the Company's 2001 Stock Incentive Plan, the Company's 1992 Long Term Incentive Plan (the "1992 Plan") and the Non-Employee Directors' Plan (the "Directors' Plan") will be frozen and there will be no future awards or grants under these plans. Subsequent to December 31, 2000, the Company granted 711,500 options under the 1992 Plan and there have been 114,479 options exercised or forfeited under this plan. There have been 10,000 options exercised subsequent to December 31, 2000 under the Directors' Plan. The following table summarizes information about the outstanding options under each plan as of March 30, 2001:

                                           GRANTED BUT          WEIGHTED-AVG. REMAINING       WEIGHTED-AVG.
                                       UNEXERCISED OPTIONS            OPTION LIFE             EXERCISE PRICE
                                       -------------------      -----------------------       --------------
         1992 Plan                          3,473,859                   7.8 years                 $17.28
         Directors' Plan                       77,500                   7.2 years                  21.14

         Additionally, as of March 30, 2001, there were 36,400 shares of restricted stock outstanding for which the restrictions have not yet lapsed.

         The Board of Directors recommends a vote "FOR" the proposal to approve the Plan.

SUMMARY DESCRIPTION OF THE PLAN

         The following summary of the terms of the Plan is qualified in its entirety by reference to the text of the Plan, which is attached as Appendix A to this Proxy Statement. Capitalized terms not defined in this Proxy Statement are defined in Section 1.2 of the Plan. If adopted by Company shareholders, the Plan will be effective as of March 30, 2001.

         Shares Subject to Plan. Under the Plan, the Company may issue Incentive Awards of up to 2,800,000 shares of Common Stock. No more than 2,100,000 shares of Common Stock will be available for incentive stock options ("ISO's"). In addition, no more than 500,000 shares of Common Stock will be available for Incentive Awards in forms other than stock options.

         Administration. The Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee may delegate its duties under the Plan, except for the authority to grant Incentive Awards or take other action on persons who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code. In the case of an Incentive Award to an outside director, the Board of Directors acts as the Compensation Committee. Subject to the express provisions of the Plan, the Compensation Committee is authorized to, among other things, select grantees under the Plan and determine the size, duration and type, as well as the other terms and conditions (which need not be identical), of each Incentive Award. The Compensation Committee also construes and interprets the Plan and any related agreements. All determinations and decisions of the Compensation Committee are final, conclusive and binding on all parties. The Company will indemnify members of the Compensation Committee against any damage, loss, liability, cost or expenses in connection with any claim by reason of any act or failure to act under the Plan, except for an act or omission constituting willful misconduct or gross negligence.

         Eligibility. Employees, including officers (whether or not they are directors), and consultants of the Company and non-employee directors are eligible to participate in the Plan.

         Types of Incentive Awards. Under the Plan, the Compensation Committee may grant "Incentive Awards," which can be:

          o    ISOs, as defined in Section 422 of the Internal Revenue Code;

          o    "nonstatutory" stock options ("NSOs");

          o    stock appreciation rights ("SARs");

          o    shares of restricted stock;

          o    performance units and performance shares; and

          o    other stock-based awards.

ISOs and NSOs together are called "Options." The terms of each Incentive Award will be reflected in an incentive agreement between the Company and the participant.

         This summary is not a complete statement of the relevant provisions of the Internal Revenue Code, and does not address the effect of any state, local or foreign taxes.

         Options. Options will have a term during which they can be exercised. This term may not exceed ten years from the grant date. The exercise price may not be less than 100% of the fair market value of the underlying share of Common Stock on the date of grant. However, options covering up to 10% of the shares available for grant may have an exercise price less than fair market value of the Common Stock on the date of grant. To the extent the aggregate fair market value of shares of Common Stock for which ISOs are exercisable for the first time by any employee during any calendar year exceeds $100,000, those Options must be treated as NSOs.

         The exercise price of each Option is payable in cash or, in the Compensation Committee's discretion, by the delivery of shares of Common Stock owned by the optionee, or the withholding of shares that would otherwise be acquired on the exercise of the Option, or by any combination of the three.

         An employee will not recognize income for federal income tax purposes, nor will the Company be entitled to a deduction, when an NSO is granted. However, when an NSO is exercised, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares received and the exercise price of the NSO. The Company will generally recognize a tax deduction in the same amount at the same time.

         SARs. Upon the exercise of an SAR, the holder will receive cash, the aggregate value of which equals the amount by which the fair market value per share of the Common Stock on the exercise date exceeds the exercise price of the SAR, multiplied by the number of shares underlying the exercised portion of the SAR. An SAR may be granted in tandem with, or independently of, an NSO. SARs will be subject to such conditions and will be exercisable at such times as determined by the Compensation Committee, but the exercise price per share must be at least the fair market value of a share of Common Stock on the date of grant.

         Restricted Stock. Restricted stock may be subject to a substantial risk of forfeiture, a restriction on transferability or rights of repurchase or first refusal of the Company, as determined by the Compensation Committee. Unless the Compensation Committee determines otherwise, during the period of restriction, the grantee will have all other rights of a stockholder, including the right to vote and receive dividends on the shares. Generally, the minimum restriction period will be three years.

         Performance Units and Performance Shares. For each performance period (to be determined by the Compensation Committee), the Compensation Committee will establish specific financial or non-financial performance objectives, the number of performance units or performance shares and their contingent values. The values may vary depending on the degree to which such objectives are met.

         Other Stock-Based Awards. Other stock-based awards denominated or payable in, valued in whole or in part by reference to, or otherwise related to, shares of Common Stock. Subject to the terms of the Stock Plan, the Compensation Committee may determine any terms and conditions of other stock-based awards, provided that, in general, the amount of consideration to be received by the Company shall be either (1) no consideration other than services actually rendered or to be rendered (in the case of the issuance of shares), or (2) in the case of an award in the nature of a purchase right, consideration (other than services rendered) at least equal to 50% of the fair market value of the shares covered by such grant on the grant date.

         Other Tax Considerations. Upon accelerated exercisability of Options and accelerated lapsing of restrictions upon restricted stock or other Incentive Awards in connection with a Change in Control (as defined in the Plan), certain amounts associated with such Incentive Awards could, depending upon the individual circumstances of the participant, constitute "excess parachute payments" under Section 280G of the Internal Revenue Code. Such a determination would subject the participant to a 20% excise tax on those payments and deny the Company a corresponding deduction. The limit on deductibility of compensation under Section 162(m) of the Internal Revenue Code is also reduced by the amount of any excess parachute payments. Whether amounts constitute excess parachute payments depends upon, among other things, the value of the Incentive Awards accelerated and the past compensation of the participant.

         Taxable compensation earned by executive officers who are subject to
Section 162(m) of the Internal Revenue Code with respect to Incentive Awards is subject to certain limitations set forth in the Incentive Plan. Those limitations are generally intended to satisfy the requirements for "qualified performance-based compensation," but the Company may not be able to satisfy these requirements in all cases, and may, in its sole discretion, determine in one or more cases that it is best not to satisfy these requirements even if it can.

         Termination of Employment and Change in Control. Except as otherwise provided in the applicable incentive agreement, if a participant's employment or other service with the Company (or its subsidiaries) is terminated other than due to his death, Disability, Retirement or for Cause (each capitalized term being defined in the Plan), the participant's then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such Options and (b) three months after termination. If the participant's termination is due to Disability or death, the participant's then exercisable Options will remain exercisable until the earlier of (a) the expiration date of such options and (b) one year following termination. On a termination for Cause, all a participant's Options will expire at the opening of business on the termination date.

         Upon a Change in Control of the Company, any restrictions on restricted stock and other stock-based awards will be deemed satisfied, all outstanding Options and SARs may become immediately exercisable and all the performance shares and units and any other stock-based awards may become fully vested and deemed earned in full. These provisions could in some circumstances have the effect of an "anti-takeover" defense because, as a result of these provisions a Change in Control of the Company could be more difficult or costly.

         Incentive Awards Non-Transferable. An Incentive Award may not be assigned, sold or otherwise transferred by a participant, unless to an immediate family member or by will or by the laws of descent and distribution, or be subject to any lien, assignment or charge, unless approved by the Compensation Committee.

         Amendment and Termination. The Company's Board of Directors may amend or terminate the Plan at any time. However, the Plan may not be amended, without shareholder approval, if the amendment would have the following effects:

          o increase the number of shares of Common Stock which may be issued under the Plan, except in connection with a recapitalization of the Common Stock;

          o amend the eligibility requirements for employees to purchase Common Stock under the Plan; or

          o    extend the term of the Plan.

Without a participant's written consent, no termination or amendment of the Plan may adversely affect in any material way any outstanding Incentive Award granted to the participant.

         Shareholder Approval for Option Repricing. The exercise price of outstanding Options may not be repriced to a lower price nor may an outstanding Option be cancelled and a new Option granted at a lower price, such that the effect would be the same as reducing the exercise price, unless approval of the Company's shareholders is obtained.

EXECUTIVE OFFICERS

        The executive officers of the Company serve at the pleasure of the Board of Directors and are subject to annual appointment by the Board of Directors at its first meeting following the annual meeting of shareholders. Set forth below is the age, positions held with the Company, and certain business experience information for each of the Company's executive officers who are not directors of the Company.

            NAME                   AGE                   POSITION WITH THE COMPANY
            ----                   ---                   -------------------------
Bobby E. Benton                     48        Senior Vice President - Operations
T. Scott O'Keefe                    45        Senior Vice President, Chief Financial Officer and Secretary
O. Peter Blom                       53        Vice President - Engineering and Business Development
George H. Gentry, III               42        Vice President - Human Resources
Kevin C. Robert                     42        Vice President - Sales & Marketing
Dale W. Wilhelm                     38        Vice President and Controller

         Bobby E. Benton was appointed Senior Vice President - Operations in May 2000. He previously served as Vice President - Operations since January 2000 and as Vice President - Marketing and Sales since joining the Company in June 1999. Prior to joining Marine Drilling Companies, Mr. Benton served as Vice President of International Operations for Diamond Offshore Company. Mr. Benton joined Diamond Offshore Company as part of the acquisition of Arethusa Offshore Company in April 1996. Mr. Benton entered the offshore drilling industry in October 1975 with Zapata Offshore Company which was acquired by Arethusa Offshore Company.

         T. Scott O'Keefe joined the Company in January 1998 as Senior Vice President, Chief Financial Officer and Secretary. Prior to joining the Company he was Senior Vice President and Chief Financial Officer of Grey Wolf, Inc. since September 1996. From April 1995 through August 1996, Mr. O'Keefe was a financial consultant providing services to various companies including Grey Wolf, Inc. Prior to April 1995, he was with Convest Energy Corporation and its affiliates for approximately ten years, most recently as Vice President and Chief Financial Officer. Mr. O'Keefe is a certified public accountant.

         O. Peter Blom joined the Company in August 1998 as Vice President - Engineering and Business Development. Mr. Blom served as Vice President - Operations and Business Development of Arethusa (Offshore) Limited from May 1992 until its acquisition by Diamond Offshore Drilling, Inc. in April 1996. He joined Arethusa's principal operating subsidiary as its Vice President in 1990 and has held other positions in the offshore drilling industry since 1975.

        George H. Gentry, III joined the Company in November 1998 as Vice President - Human Resources. Prior to joining the Company he was Director of Human Resources for Input/Output, Inc. from October 1997 until November 1998. Prior to joining Input/Output Inc., he was with Tenneco Energy for thirteen years, most recently as Vice President, Human Resources.

        Kevin C. Robert joined the Company in January 2001 as Vice President - Sales & Marketing. Prior to joining the Company, he was the Managing Member of Maverick Offshore, LLC from October 1997 until December 2000. Prior to joining Maverick Offshore, LLC, he was with Conoco, Inc. from 1981 to 1997, most recently as Vice President of Conoco Shipping Company.

         Dale W. Wilhelm joined the Company in May 1998 as Vice President and Controller. Prior to joining the Company, he was Corporate Controller of Continental Emsco Company since August 1997 and Serv-Tech, Inc. since September 1994. Before joining Serv-Tech, Inc., he was Assistant Corporate Controller of CRSS Inc. since May 1990. Prior to that time Mr. Wilhelm was with the public accounting and consulting firm of KPMG, LLP since September 1985, most recently as Audit Manager. Mr. Wilhelm is a certified public accountant.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

        The following table summarizes the annual and long-term compensation of the Company's Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers as of December 31, 2000 (collectively, the "Named Executive Officers").

                                                SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                             ANNUAL COMPENSATION             COMPENSATION
                                          --------------------------   -------------------------
                                                                                    SECURITIES
                                                                       RESTRICTED   UNDERLYING
               NAME AND                                                STOCK          STOCK         ALL OTHER
          PRINCIPAL POSITION       YEAR     SALARY        BONUS        AWARDS(1)    OPTIONS(#)    COMPENSATION(2)
       -------------------------- ------- -----------  -------------   ----------- ------------- ----------------
       Jan Rask                   2000      $400,000      $ 517,480     $      --       279,500        $22,677
       Director, President        1999       349,992             --            --       141,500         27,237
       & CEO                      1998       349,992        198,059            --            --         25,501

       T. Scott O'Keefe(3)        2000       225,000        207,923            --        23,800         10,546
       CFO & SVP                  1999       210,000             --            --        59,400         10,391
                                  1998       201,250        211,893            --       200,000          8,240

       Bobby Benton(3)            2000       218,625        202,031            --        22,000         10,308
       SVP - Operations           1999       110,641             --       125,000       150,000          5,470

       O. Peter Blom(3)           2000       150,800        139,354            --        16,000            486
       VP Engineering &           1999       145,000             --            --        91,100          1,640
       Business Development       1998        59,394        109,206            --        75,000            903

       George H. Gentry, III(3)   2000       135,200        124,938            --        39,300          6,943
       VP - Human Resources       1999       130,000             --            --        36,800          7,248
                                  1998        16,250         15,775        15,000        25,000             87

       --------------------------

(1) The restricted stock awards of 10,000 and 1,500 shares to Mr. Benton and Mr. Gentry on June 11, 1999 and November 15, 1998, respectively, vests twenty-five percent (25%) each year thereafter. Restricted Stock awards are valued at the closing market price of the Common Stock on the date of grant. The aggregate value of Mr. Benton's and Mr. Gentry's restricted stock holdings at December 31, 2000 were $247,812 and $37,183, respectively.

(2) "All Other Compensation" includes $4,200 for Mr. Rask, $10,200 for Mr. O'Keefe, $9,807 for Mr. Benton and $6,760 for Mr. Gentry related to the Marine Drilling Companies 401(k) Plan. These totals include the value of the Company's matching contributions of up to 6% of qualified compensation. Accrued benefits related to the Marine Drilling Companies, Inc. Executive Deferred Compensation Plan were $17,667 for Mr. Rask which is the value of the Company's matching contributions of up to 5%. Benefits related to group life insurance were $810 for Mr. Rask, $346 for Mr. O'Keefe, $486 for Mr. Blom, $501 for Mr. Benton and $183 for Mr. Gentry.

(3) Mr. O'Keefe became an officer of the Company on January 12, 1998, Mr. Blom on August 4, 1998, Mr. Gentry on November 15, 1998 and Mr. Benton on June 11, 1999.

        The following table provides information regarding option grants to the Named Executive Officers during the fiscal year 2000.

                                                       STOCK OPTION GRANTS

                                         INDIVIDUAL GRANTS
                       ----------------------------------------------------             POTENTIAL REALIZABLE
                        NUMBER OF     PERCENT OF                                          VALUE AT ASSUMED
                       SECURITIES   TOTAL OPTIONS                                    ANNUAL RATES OF STOCK PRICE
                       UNDERLYING     GRANTED TO                                   APPRECIATION FOR OPTION TERM(2)
                         OPTIONS      EMPLOYEES      EXERCISE    EXPIRATION   ------------------------------------------
          NAME         GRANTED(1)      IN 2000        PRICE         DATE       0%          5%               10%
          ----         ----------   -------------    --------    ----------   ---    -------------     ----------------
Jan Rask                     79,500         11.71%   $  18.875    2/24/2010    $ -   $     943,696     $      2,450,103
                            200,000         29.47%     28.3125    8/17/2010      -       3,561,116            9,024,566
T. Scott O'Keefe             23,800          3.51%      18.875    2/24/2010      -         282,515              733,490
Bobby Benton                 22,000          3.24%      18.875    2/24/2010      -         261,149              678,016
O. Peter Blom                16,000          2.36%      18.875    2/24/2010      -         189,926              493,102
George H. Gentry, III        39,300          5.79%      18.875    2/24/2010      -         466,506            1,211,183
Gain for all Shareholders                                                             $985,180,884       $2,496,641,788
  At Assumed Rates for Appreciation(3)

-----------------------

(1) All options granted to the Named Executive Officers were granted under the Marine Drilling 1992 Long-Term Incentive Plan at exercise prices equal to or greater than the average of the high and low price of the Common Stock on the grant date. All options granted vest over a four year period except for the 200,000 share grant to Mr. Rask. These options are exercisable as to 33% on the earlier occurrence of August 17, 2003 or the closing of the Company's stock price above $35.390625 for a period of at least 15 days during a consecutive 30-day trading period, 67% on the earlier occurrence of August 17, 2004 or the closing of the Company's stock price above $42.46875 for a period of at least 15 days during a consecutive 30-day trading period, and 100% on the earlier occurrence of August 17, 2005 or the closing of the Company's stock price above $49.546875 for a period of at least 15 days during a consecutive 30-day trading period.

(2) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates of appreciation required by the SEC, and, therefore, are not intended to forecast possible future appreciation, if any, of the stock price. There can be no assurance that the amounts reflected in this table will be achieved.

(3) Total dollar gains based on the assumed annual rates of appreciation equal to 5% and 10% and calculated on 58,561,785 shares of Common Stock outstanding on December 31, 2000 and the closing price of the Common Stock on December 29, 2000 ($26.75).

        The following table provides information concerning the exercise of options during the last fiscal year and the number of shares covered by all options held by the Named Executive Officers at the end of the fiscal year.

                                            AGGREGATED OPTION EXERCISES
                                             AND YEAR-END OPTION VALUES

                               OPTIONS EXERCISED                                         VALUE OF UNEXERCISED
                            ----------------------       NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                              SHARES                    OPTIONS HELD AT 12/31/00            AT 12/31/00(1)
                             ACQUIRED       VALUE     ---------------------------     ---------------------------
           NAME             ON EXERCISE   REALIZED    EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
           ----             -----------   --------    -----------   -------------     -----------   -------------
   Jan Rask                        --    $    --         535,375       385,625         $9,633,648     $2,808,258
   T. Scott O'Keefe              21,100    489,971        93,750       168,350            862,891      2,074,578
   Bobby Benton                    --         --          30,000       142,000            427,500      1,883,250
   O. Peter Blom                   --         --          60,275       121,825            984,968      1,775,714
   George H. Gentry, III           --         --          21,700        79,400            398,550      1,086,338

---------------------------

(1) The value of unexercised options represents the difference between $26.75, the closing price of the Common Stock on the New York Stock Exchange on December 29, 2000, and the respective exercise prices of the stock options. The actual value realized upon exercise will depend on the value of the Common Stock at the time of exercise.

OTHER MATTERS

        EMPLOYMENT AGREEMENTS -- The Company has entered into amended employment agreements with Mr. Rask, Mr. O'Keefe and Mr. Benton. Pursuant to the terms of the employment agreements, Mr. Rask's, Mr. O'Keefe's and Mr. Benton's annual base salary will not be less than $350,000, $210,000, and $200,000, respectively. If the executive's employment terminates, he will generally be entitled to severance pay equal to one year's then current base salary plus their earned bonus target. However, if such termination occurs during the two year period following a change in control as defined in the Company's 1992 Long-Term Incentive Plan, Mr. Rask will be entitled to severance pay equal to 300% of the sum of his base salary plus bonus target and Mr. O'Keefe and Mr. Benton will be entitled to 200% of the sum of their base salary plus bonus target. The employment agreements also provide for tax gross up payments under certain circumstances and accelerated vesting of all stock options in the event of a change in control.

        SEVERANCE AGREEMENTS -- The Company has entered into severance agreements with Mr. Blom and Mr. Gentry as well as other officers and key employees. These agreements generally provide that in the event of an involuntary termination the covered person will be entitled to one year's then current base salary plus his earned bonus target. Certain of the severance agreements, including those applicable to Mr. Blom and Mr. Gentry, provide that if termination occurs during the 18 month period following a change in control as defined in the Company's 1992 Long-Term Incentive Plan, the covered person will be entitled to 200% of the sum of his base salary plus bonus target. Mr. Blom's and Mr. Gentry's severance agreements also provide for tax gross up payments under certain circumstances. The agreements also generally provide for accelerated vesting of all stock options and restricted stock in the event of a change in control.

        DEFERRED COMPENSATION PLAN -- The Company adopted the Marine Drilling Companies, Inc. Deferred Compensation Plan (the "Management Plan") effective December 31, 1994. The Management Plan was amended and restated effective July 1, 1996. Eligibility for plan participation is determined by the plan's administrative committee, which consists of Mr. Gentry, Mr. O'Keefe and Mr. Wilhelm. At March 30, 2001, twelve of the Company's management employees were eligible to participate in the plan, of which four were actively participating. Under the Management Plan, the participating employees may elect to defer up to 80% of compensation after reaching the annual deferral limitations applicable to the Company's 401(k) plan. The Company matches participants' contributions to the Management Plan on a dollar-for-dollar basis up to 5% of their eligible compensation. All participant deferrals and Company matching contributions are deposited into a Rabbi trust established for the Management Plan and administered by Merrill Lynch Trust Company of Texas who also serves as trustee. As of December 31, 2000, the assets held by the Management Plan totaled approximately $312,768. The assets held by the trust on behalf of the Management Plan are subject to the claims of the Company's creditors.

COMPENSATION COMMITTEE REPORT

         The Compensation Committee is responsible for reviewing, designing and administering compensation programs for the Company's executive officers. The Compensation Committee is composed of three non-employee, independent directors. To assist the Compensation Committee with its duties, the Company has retained the services of an outside executive compensation consultant.

Compensation Philosophy

         The Compensation Committee's goal is to design and implement compensation programs that will attract and retain qualified executive officers for the purpose of enhancing shareholder value. The executive compensation program for 2000 consisted of three elements: base salary, annual incentive bonus and long-term incentive through the granting of stock options and other stock awards.

Base Salary

         The Company's base salary program is designed to provide base salaries for executive officers within the range of peer companies in the offshore drilling industry. In setting individual salaries, the Compensation Committee reviews the performance of each executive officer with the Chief Executive Officer. The Committee then establishes an appropriate salary level for each executive officer based primarily on individual performance, competitive factors and overall industry conditions.

Annual Incentive Bonus

         The Company's annual incentive bonus program is designed to award cash bonuses to executive officers based principally upon the Company's level of achievement toward business objectives previously established by the Compensation Committee. The individual contribution of each executive officer towards attainment of Company performance objectives is also considered. Annually, the Compensation Committee evaluates and assigns to each executive officer a threshold, target and maximum incentive bonus level expressed as a percentage of the executive's base salary earned during the year. In 2000, the minimum bonus opportunity set for an executive officer was 25% of the executive's base salary, assuming achievement of minimum threshold performance objectives, while the maximum bonus opportunity for an executive officer was 140% of the executives's base salary, assuming outstanding performance during the year. Under the Company's annual incentive bonus program, executive officers face the possibility of receiving no annual incentive bonus if minimum performance measures are not met. Performance objectives were set by the Compensation Committee for seven important measures of Company performance in 2000. These were earnings per share, operating costs, unplanned rig downtime, rig utilization, safety, employee turnover and investor and analyst relations. The Compensation Committee assigned relative weights to the various performance objectives in determining annual incentive bonus awards. Earnings per share achievement was the performance objective most heavily weighted, alone comprising 40% of an executive's annual bonus opportunity. The Compensation Committee's evaluation of Company performance in the other six categories collectively comprised another 40% of an executive's annual incentive bonus. The remaining 20% of an executive's annual incentive bonus was based on the Compensation Committee's assessment, in consultation with the Chief Executive Officer, of the executive's individual contributions and other discretionary matters. The achievement of Company business objectives and individual performance contributed to all executive officers, excluding the Chief Executive Officer, earning incentive bonus awards equaling 92.4% of their aggregate base salaries in 2000. The Chief Executive Officer earned an incentive bonus award equaling 129.4% of his base salary in 2000.

Long Term Incentive Compensation

         The Company's long term incentive compensation program is designed to align the long-term interests of key employees, including executive officers, directly to those of the shareholders through the use of stock option grants and other stock awards. The Compensation Committee has established a program of awarding stock options each year based on its evaluation of competitive industry practices in the offshore drilling and oil services sectors and its assessment of each executive officer's individual performance and responsibility. Stock options are generally granted at an option price not less than the fair market value of the Common Stock on the date of the grant. Accordingly, stock options only have value if the stock price appreciates from the date the options are granted.

Chief Executive Officer Compensation

         The Compensation Committee applies the executive compensation programs described above in determining the Chief Executive Officer's total compensation. In 2000, the Committee, with assistance from the Company's outside executive compensation consultant, reviewed Mr. Rask's base salary, comparing it to the salary of his peers in the offshore drilling industry. As a result of the review, Mr. Rask's salary was established at $400,000 for 2000. In February 2001, the Compensation Committee established Mr. Rask's annual incentive bonus using the same criteria as applied to the other executive officers. Based on this evaluation, the Compensation Committee determined that Mr. Rask earned a total bonus of $517,480 or 129.4% of his 2000 base salary.

         In 2000, Mr. Rask was awarded stock options pursuant to two separate grants. The Compensation Committee, with assistance from the Company's outside executive compensation consultant, determined that Mr. Rask's individual performance in contributing to the Company's success coupled with the need to maintain industry competitive stock option levels justified the issuance of two separate grants. The first grant issued in February 2000, awarded Mr. Rask with 79,500 stock options at an exercise price of $18.875. The second grant issued in August of 2000, awarded Mr. Rask with 200,000 stock options at an exercise price of $28.3125. The vesting for Mr. Rask's grants range from three to five years with certain acceleration provisions based on stock price performance for the grant issued in August.

         The Compensation Committee believes that Mr. Rask's experience, reputation, performance and impact on the Company's performance justify his total compensation package.

Tax Deductibility of Executive Compensation

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million to each of its five most highly compensated executive officers unless such compensation meets specific requirements. The compensation programs of the Company are designed generally to preserve the tax deductibility of compensation paid to its executive officers. However, the Committee will take into consideration the various factors described in this report, together with Section 162(m) considerations, in making executive officer compensation decisions, and could, in certain circumstances, pay compensation that is not fully tax deductible, if the Committee believes such payments are in the Company's best interest. In 2000, none of the Company's executive officers received compensation that, because of Section 162(m), was not deductible for federal income tax purposes.



March 30, 2001                    THE PERSONNEL AND COMPENSATION COMMITTEE


                                  Howard I. Bull, Chairman
                                  Robert L. Barbanell
                                  J. C. Burton

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information with respect to the shares of Common Stock (the only class of securities of the Company) owned of record and beneficially as of the Record Date by all persons known to the Company to beneficially own more than 5% of the outstanding shares of Common Stock, each director of the Company, or nominee as a director, each Named Executive Officer of the Company, as defined in the "Summary Compensation Table", and all directors and executive officers of the Company as a group:

                                                                                 COMMON STOCK
                                                                     ------------------------------------
                                                                        NUMBER               PERCENTAGE
                                                                          OF                  OF COMMON
STOCKHOLDER                                                           SHARES (1)             STOCK OWNED
                                                                      ----------             -----------
FMR Corp.(2)...................................................       5,103,770                    8.7%
   82 Devonshire Street
   Boston, MA  02109

Robert L. Barbanell(3)(4)......................................          34,793                       *
Bobby Benton(3)................................................          45,320                       *
O. Peter Blom(3)...............................................          74,550                       *
David A. B. Brown(3)...........................................          11,931                       *
Howard I. Bull(3)..............................................          23,720                       *
J. C. Burton(3)................................................          16,828                       *
George H. Gentry, III(3).......................................          30,344                       *
T. Scott O'Keefe(3)............................................          95,938                       *
Jan Rask(3)....................................................         618,297                    1.1%
David B. Robson(3).............................................          16,828                       *
Robert C. Thomas(3)............................................          20,040                       *

All executive officers and directors
 as a group (13 persons)(3)....................................       1,028,940                    1.8%

-----------------
*  Less than one percent

(1) Includes shares of Common Stock held in the Marine Drilling Companies 401(k) Profit Sharing Plan for the accounts of the executive officers as follows: Mr. Benton - 556 shares, Mr. Gentry - 729 shares, Mr. O'Keefe - 2,488 shares and Mr. Rask - 2,572 shares.

(2) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001.

(3) Includes the following number of shares which the named party has the right to acquire upon exercise of stock options that are (i) currently exercisable or (ii) exercisable within sixty (60) days of the Record
         Date: Mr. Barbanell -10,000; Mr. Benton -35,500, Mr. Blom - 74,550; Mr. Brown - 7,500; Mr. Bull - 12,500; Mr. Burton - 15,000; Mr. Gentry - 28,225; Mr. O'Keefe - 93,450; Mr. Rask - 590,625; Mr. Robson - 15,000;
         Mr. Thomas - 17,500; and 938,975 held by all executive officers and directors as a group.

(4) Includes 6,666 shares held by the Barbanell Family 1998 Trust. Mr. Barbanell disclaims any beneficial interest in all shares owned by the trust.

                                PERFORMANCE GRAPH

        Set forth below is a graph comparing the cumulative total shareholder return on the Common Stock for the last five fiscal years with the cumulative total return of the Standard & Poor's 500 Stock Index, and the Company's peer group index, SCI Index.

         The SCI Index includes Atwood Oceanics, Inc., Diamond Offshore Drilling, Inc., ENSCO International, Inc., Global Marine, Inc., Marine Drilling Companies, Inc., Noble Drilling Corporation, Pride International, Inc. R & B Falcon Corporation, Rowan Companies, Inc., Santa Fe International Corporation, Smedvig a.s., Transocean Sedco Forex, Fred Olsen Energy and Parker Drilling. The performance graph assumes that $100 was invested in each of these categories on December 31, 1995, and that all dividends were re-invested. The Company has not paid any cash dividends during the periods covered by the graph.

                                    [GRAPH]

                                                 DEC 95      DEC 96       DEC 97       DEC 98       DEC 99     DEC 00
                                               ----------- ------------ -----------  -----------  ---------   ---------
          MARINE DRILLING COMPANIES, INC.          $100      $  384       $  405         $148         $438       $522
          S&P 500 INDEX                             100         120          158          200          239        214
          SCI INDEX                                 100         237          305          112          211        289

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        None.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's voting securities to file reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company is required to report in this proxy statement any failure to file by the relevant due date any of these reports during the preceding fiscal year.

        To the Company's knowledge, based solely on review of the copies of such forms furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% shareholders were complied with.

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. The Audit Committee is composed of three directors, each of whom is independent as defined by the New York Stock Exchange listing standards. The Audit Committee operates under a written charter approved by the Board of Directors. A copy of the charter is attached to this Proxy Statement as Appendix B.

        Management is responsible for the Company's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In connection with these responsibilities, the Audit Committee met with management and the independent accountants to review and discuss the December 31, 2000 financial statements. The Audit Committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including with respect to accountant independence. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent accountants.

        Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, which was filed with the Securities and Exchange Commission on February 23, 2001.

March 30, 2001                                    THE AUDIT COMMITTEE


                                                  David A.B. Brown, Chairman
                                                  David B. Robson
                                                  Robert C. Thomas

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Company has selected the firm of KPMG LLP as its Auditor for the 2001 fiscal year. That firm served as Auditor of the Company for the 2000 calendar year. During calendar year 2000, the Company paid KPMG LLP the following professional service fees:

                           Audit Services                                         $138,000
                           Financial Information Systems Design
                                   and Information Services                             --
                           All Other Services:
                                   Tax Services                                    116,592
                                   Other                                            18,089
                                                                                  --------
                                                                                  $285,581
                                                                                  ========

        A representative of KPMG LLP will be in attendance at the Annual Meeting with the opportunity to make a statement and to be available to respond to appropriate questions.

SHAREHOLDERS' PROPOSALS

        Under the rules of the Securities and Exchange Commission, shareholder proposals to be considered for inclusion in the proxy statement and form of proxy for the 2002 annual meeting must be received by the Company at its offices at One Sugar Creek Center Blvd., Suite 600, Sugar Land, Texas 77478-3556,
Attention: Secretary, no later than December 12, 2001, and must otherwise meet the requirements of those rules. The date after which a shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 is considered untimely for the 2002 annual meeting is February 25, 2002, calculated as provided in Rule 14a-4(c)(1) under the Securities Exchange Act of 1934.

ANNUAL REPORT

         The Company's Annual Report for the year ended December 31, 2000, which includes, among other things, the Company's audited consolidated balance sheets as of December 31, 2000 and 1999, and audited consolidated statements of income and changes in financial position for each of the years ended December 31, 2000, 1999 and 1998, will be mailed with this Proxy Statement. Additional copies are available from the Company upon request.

EXPENSES OF SOLICITATION

        The cost of this solicitation will be borne by the Company. It is expected that the solicitation of proxies will be primarily by mail and telephone. The Company has engaged Morrow & Co., Inc. to assist in the solicitation for a fee of $7,500 plus out of pocket expenses. In addition to solicitation by mail and by Morrow & Co., Inc., proxies may also be solicited by directors, officers, and other regular employees of the Company in the ordinary course of business for which they will not be compensated. Proxy materials will be provided for distribution through brokers, custodians, and other nominees or fiduciaries to beneficial holders of the Common Stock. The Company expects to reimburse such parties for their reasonable out-of-pocket expenses incurred in connection therewith.

OTHER MATTERS

        While management has no reason to believe that any other business will be presented, if any other matters should properly come before the Annual Meeting, the proxies will be voted as to such matters in accordance with the best judgment of the proxy holders. The approval of such other matters will require the affirmative vote of the majority of the shares of Common Stock represented at the meeting, in person or by proxy. Abstentions from voting will have the same legal effect as a vote against such matter.

                                             By Order of the Board of Directors,



                                             /s/ T. SCOTT O'KEEFE
                                             --------------------
                                             T. Scott O'Keefe
                                             Secretary
Sugar Land, Texas
April 11, 2001

                                                                      APPENDIX A


                         MARINE DRILLING COMPANIES, INC.
                            2001 STOCK INCENTIVE PLAN

                          (AS EFFECTIVE MARCH 30, 2001)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

SECTION 1. GENERAL PROVISIONS RELATING TO PLAN GOVERNANCE, COVERAGE AND
                  BENEFITS....................................................1
         1.1      Purpose.....................................................1
         1.2      Definitions.................................................1
                  (a)      Authorized Officer.................................1
                  (b)      Board..............................................1
                  (c)      Cause..............................................1
                  (d)      CEO................................................2
                  (e)      Change in Control..................................2
                  (f)      Code...............................................2
                  (g)      Committee..........................................2
                  (h)      Common Stock.......................................2
                  (i)      Company............................................2
                  (j)      Consultant.........................................2
                  (k)      Covered Employee...................................3
                  (l)      Deferred Stock.....................................3
                  (m)      Disability.........................................3
                  (n)      Employee...........................................3
                  (o)      Effective Date.....................................3
                  (p)      Employment.........................................3
                  (q)      Exchange Act.......................................4
                  (r)      Fair Market Value..................................4
                  (s)      Grantee............................................4
                  (t)      Immediate Family...................................4
                  (u)      Incentive Award....................................4
                  (v)      Incentive Agreement................................4
                  (w)      Incentive Stock Option.............................4
                  (x)      Independent SAR....................................4
                  (y)      Insider............................................4
                  (z)      Nonstatutory Stock Option..........................5
                  (aa)     Option Price.......................................5
                  (bb)     Other Stock-Based Award............................5
                  (cc)     Outside Director...................................5
                  (dd)     Parent.............................................5
                  (ee)     Performance-Based Exception........................5
                  (ff)     Performance Period.................................5
                  (gg)     Performance Share or Performance Unit..............5
                  (hh)     Plan...............................................5
                  (ii)     Publicly Held Corporation..........................5
                  (jj)     Restricted Stock...................................5
                  (kk)     Restricted Stock Award.............................5

                                                                            PAGE
                                                                            ----

                  (ll)     Restriction Period.................................5
                  (mm)     Share..............................................5
                  (nn)     Share Pool.........................................6
                  (oo)     Spread.............................................6
                  (pp)     Stock Appreciation Right or SAR....................6
                  (qq)     Stock Option or Option.............................6
                  (rr)     Subsidiary.........................................6
         1.3      Plan Administration.........................................6
                  (a)      Authority of the Committee.........................6
                  (b)      Meetings...........................................6
                  (c)      Decisions Binding..................................6
                  (d)      Modification of Outstanding Incentive Awards.......7
                  (e)      Delegation of Authority............................7
                  (f)      Expenses of Committee..............................7
                  (g)      Indemnification....................................7
         1.4      Shares of Common Stock Available for Incentive Awards.......7
         1.5      Share Pool Adjustments for Awards and Payouts...............8
         1.6      Common Stock Available......................................9
         1.7      Participation...............................................9
                  (a)      Eligibility........................................9
                  (b)      Incentive Stock Option Eligibility.................9
                  (c)      Exercise Price....................................10
         1.8      Types of Incentive Awards..................................10
SECTION 2. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.......................10
         2.1      Grant of Stock Options.....................................10
         2.2      Stock Option Terms.........................................10
                  (a)      Written Agreement.................................10
                  (b)      Number of Shares..................................10
                  (c)      Exercise Price....................................10
                  (d)      Term..............................................11
                  (e)      Exercise..........................................11
                  (f)      $100,000 Annual Limit on Incentive Stock Options..11
         2.3      Stock Option Exercises.....................................12
                  (a)      Method of Exercise and Payment....................12
                  (b)      Restrictions on Share Transferability.............13
                  (c)      Notification of Disqualifying Disposition of
                             Shares from Incentive Stock Options.............13
                  (d)      Proceeds of Option Exercise.......................13
         2.4      Stock Appreciation Rights Independent of Nonstatutory
                    Stock Options............................................13
                  (a)      Grant.............................................13
                  (b)      General Provisions................................13
                  (c)      Exercise..........................................13
                  (d)      Settlement........................................14

                                                                            PAGE
                                                                            ----

SECTION 3. RESTRICTED STOCK..................................................14
         3.1      Award of Restricted Stock..................................14
                  (a)      Grant.............................................14
                  (b)      Immediate Transfer Without Immediate Delivery of
                             Restricted Stock................................14
         3.2      Restrictions...............................................15
                  (a)      Forfeiture of Restricted Stock....................15
                  (b)      Issuance of Certificates..........................15
                  (c)      Removal of Restrictions...........................15
         3.3      Delivery of Shares of Common Stock.........................15
SECTION 4. PERFORMANCE UNITS AND PERFORMANCE SHARES..........................16
         4.1      Performance Based Awards...................................16
                  (a)      Grant.............................................16
                  (b)      Performance Criteria..............................16
                  (c)      Modification......................................16
                  (d)      Payment...........................................16
                  (e)      Special Rule for Covered Employees................17
SECTION 5. OTHER STOCK-BASED AWARDS..........................................17
         5.1      Grant of Other Stock-Based Awards..........................17
         5.2      Other Stock-Based Award Terms..............................17
                  (a)      Written Agreement.................................17
                  (b)      Purchase Price....................................17
                  (c)      Performance Criteria and Other Terms..............18
                  (d)      Payment...........................................18
                  (e)      Dividends.........................................18
SECTION 6. PROVISIONS RELATING TO PLAN PARTICIPATION.........................18
         6.1      Plan Conditions............................................18
                  (a)      Incentive Agreement...............................18
                  (b)      No Right to Employment............................19
                  (c)      Securities Requirements...........................19
         6.2      Transferability............................................19
         6.3      Rights as a Stockholder....................................20
                  (a)      No Stockholder Rights.............................20
                  (b)      Representation of Ownership.......................20
         6.4      Listing and Registration of Shares of Common Stock.........20
         6.5      Change in Stock and Adjustments............................21
                  (a)      Changes in Law or Circumstances...................21
                  (b)      Exercise of Corporate Powers......................21
                  (c)      Recapitalization of the Company...................21
                  (d)      Issue of Common Stock by the Company..............22
                  (e)      Assumption under the Plan of Outstanding Stock
                             Options.........................................22
                  (f)      Acquisition of Company by a Successor.............22
         6.6      Termination of Employment, Death or Disability.............23

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                                                                            ----

                  (a)      Termination of Employment.........................23
                  (b)      Termination of Employment for Cause...............24
                  (c)      Disability or Death...............................24
                  (d)      Continuation......................................24
         6.7      Change in Control..........................................24
         6.8      Financing..................................................26
SECTION 7. GENERAL...........................................................26
         7.1      Effective Date and Grant Period............................26
         7.2      Funding and Liability of Company...........................26
         7.3      Withholding Taxes..........................................27
                  (a)      Tax Withholding...................................27
                  (b)      Share Withholding.................................27
                  (c)      Incentive Stock Options...........................27
                  (d)      Loans.............................................27
         7.4      No Guarantee of Tax Consequences...........................28
         7.5      Designation of Beneficiary by Participant..................28
         7.6      Deferrals..................................................28
         7.7      Amendment and Termination..................................28
         7.8      Requirements of Law........................................29
         7.9      Rule 16b-3 Securities Law Compliance for Insiders..........29
         7.10     Compliance with Code Section 162(m) for Publicly Held
                    Corporation..............................................29
         7.11     Successors to Company......................................29
         7.12     Miscellaneous Provisions...................................30
         7.13     Severability...............................................30
         7.14     Gender, Tense and Headings.................................30
         7.15     Governing Law..............................................30

                         MARINE DRILLING COMPANIES, INC.
                            2001 STOCK INCENTIVE PLAN

                                   SECTION 1.

                         GENERAL PROVISIONS RELATING TO
                     PLAN GOVERNANCE, COVERAGE AND BENEFITS

1.1      PURPOSE

         The purpose of the Plan is to foster and promote the long-term financial success of Marine Drilling Companies, Inc. (the "COMPANY") and its Subsidiaries and to increase stockholder value by: (a) encouraging the commitment of selected key Employees, Consultants and Outside Directors, (b) motivating superior performance of key Employees, Consultants and Outside Directors by means of long-term performance related incentives, (c) encouraging and providing key Employees, Consultants and Outside Directors with a program for obtaining ownership interests in the Company which link and align their personal interests to those of the Company's stockholders, (d) attracting and retaining key Employees, Consultants and Outside Directors by providing competitive incentive compensation opportunities, and (e) enabling key Employees, Consultants and Outside Directors to share in the long-term growth and success of the Company.

         The Plan provides for payment of various forms of incentive compensation. It is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (ERISA). The Plan will be interpreted, construed and administered consistent with its status as a plan that is not subject to ERISA.

         Subject to approval by the Company's stockholders pursuant to Section 7.1, the Plan will become effective as of March 30, 2001 (the "EFFECTIVE DATE"). The Plan will commence on the Effective Date, and will remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to
Section 7.7, until all Shares subject to the Plan have been purchased or acquired according to its provisions. However, in no event may an Incentive Award be granted under the Plan after the expiration of ten (10) years from the Effective Date.

1.2      DEFINITIONS

         The following terms shall have the meanings set forth below:

                  (a) AUTHORIZED OFFICER. The Chairman of the Board or the CEO or any other senior officer of the Company to whom either of them delegate the authority to execute any Incentive Agreement for and on behalf of the Company. No officer or director shall be an Authorized Officer with respect to any Incentive Agreement for himself.

                  (b) BOARD. The Board of Directors of the Company.

                  (c) CAUSE. When used in connection with the termination of a Grantee's Employment, shall mean the termination of the Grantee's Employment by the Company or any Subsidiary for reason of (i) the conviction of the Grantee by a court of competent jurisdiction as to which no further appeal can be taken of a crime involving moral turpitude or a felony; (ii) the proven commission by the Grantee of a material act of fraud upon the Company or any Subsidiary, or any customer or supplier thereof; (iii) the willful and proven misappropriation of any funds or property of the Company or any Subsidiary, or of any customer or supplier thereof; (iv) the willful, continued and unreasonable failure by the Grantee to perform the material duties assigned to him which is not cured to the reasonable satisfaction of the Company within 30 days after written notice of such failure is provided to Grantee by either the Board or the CEO; (v) the knowing engagement by the Grantee in any direct and material conflict of interest with the Company or any Subsidiary without compliance with the Company's or Subsidiary's conflict of interest policy as then effective; or (vi) the knowing engagement by the Grantee, without the written approval of the Board, in any material activity which competes with the business of the Company or any Subsidiary, or which would result in a material injury to the business, reputation or goodwill of the Company or any Subsidiary.

                  (d) CEO. The then-current Chief Executive Officer of the Company.

                  (e) CHANGE IN CONTROL. Any of the events described in and subject to Section 6.7.

                  (f) CODE. The Internal Revenue Code of 1986, as amended, and the regulations and other authority promulgated thereunder by the appropriate governmental authority. References herein to any provision of the Code shall refer to any successor provision thereto.

                  (g) COMMITTEE. A committee appointed by the Board consisting of not less than two directors as appointed by the Board to administer the Plan. While the Company is a Publicly Held Corporation, the Plan shall be administered by a committee appointed by the Board consisting of not less than two directors who fulfill the "non-employee director" requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirements of Section 162(m) of the Code. In either case, the Committee may be the Compensation Committee of the Board, or any subcommittee of the Compensation Committee, provided that the members of the Committee satisfy the requirements of the previous provisions of this paragraph. The Board shall have the power to fill vacancies on the Committee arising by resignation, death, removal or otherwise. The Board, in its sole discretion, may bifurcate the powers and duties of the Committee among one or more separate committees, or retain all powers and duties of the Committee in a single Committee. The members of the Committee shall serve at the discretion of the Board.

                  Notwithstanding the preceding paragraph, the term "Committee" as used in the Plan with respect to any Incentive Award for an Outside Director shall refer to the entire Board. In the case of an Incentive Award for an Outside Director, the Board shall have all the powers and responsibilities of the Committee hereunder as to such Incentive Award, and any actions as to such Incentive Award may be acted upon only by the Board (unless it otherwise designates in its discretion). When the Board exercises its authority to act in the capacity as the Committee hereunder with respect to an Incentive Award for an Outside Director, it shall so designate with respect to any action that it undertakes in its capacity as the Committee.

                  (h) COMMON STOCK. The common stock of the Company, $.01 par value per share, and any class of common stock into which such common shares may hereafter be converted, reclassified or recapitalized.

                  (i) COMPANY. Marine Drilling Companies, Inc., a corporation organized under the laws of the State of Texas, and any successor in interest thereto.

                  (j) CONSULTANT. An independent agent, consultant, attorney, an individual who has agreed to become an Employee within the next six months, or any other individual who is not an Outside Director or employee of the Company (or any Parent or Subsidiary) and who, in the opinion of the Committee, is in a position to contribute to the growth or financial success of the Company (or any Parent or Subsidiary), (ii) is a natural person and (iii) provides bona fide services to the Company (or any Parent or Subsidiary), which services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities.

                  (k) COVERED EMPLOYEE. A named executive officer who is one of the group of covered employees, as defined in Section 162(m) of the Code and Treasury Regulation Section 1.162-27(c) (or its successor), during such period that the Company is a Publicly Held Corporation.

                  (l) DEFERRED STOCK. Shares of Common Stock to be issued or transferred to a Grantee under an Other Stock-Based Award granted pursuant to Section 5 at the end of a specified deferral period, as set forth in the Incentive Agreement pertaining thereto.

                  (m) DISABILITY. As determined by the Committee in its discretion exercised in good faith, a physical or mental condition of the Employee that would entitle him to payment of disability income payments under the Company's long term disability insurance policy or plan for employees, as then effective, if any; or in the event that the Grantee is not covered, for whatever reason, under the Company's long-term disability insurance policy or plan, "Disability" means a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Grantee shall submit to any reasonable examination by such physician upon request.

                  (n) EMPLOYEE. Any employee of the Company (or any Parent or Subsidiary) within the meaning of Section 3401(c) of the Code who, in the opinion of the Committee, is in a position to contribute to the growth, development or financial success of the Company (or any Parent or Subsidiary), including, without limitation, officers who are members of the Board.

                  (o) EFFECTIVE DATE. March 30, 2001, the initial effective date of the Plan.

                  (p) EMPLOYMENT. Employment by the Company (or any Parent or Subsidiary), or by any corporation issuing or assuming an Incentive Award in any transaction described in Section 424(a) of the Code, or by a parent corporation or a subsidiary corporation of such corporation issuing or assuming such Incentive Award, as the parent-subsidiary relationship shall be determined at the time of the corporate action described in Section 424(a) of the Code. In this regard, neither the transfer of a Grantee from Employment by the Company to Employment by any Parent or Subsidiary, nor the transfer of a Grantee from Employment by any Parent or Subsidiary to Employment by the Company, shall be deemed to be a termination of Employment of the Grantee. Moreover, the Employment of a Grantee shall not be deemed to have been terminated because of an approved leave of absence from active Employment on account of temporary illness, authorized vacation or granted for reasons of professional advancement, education, health, or government service, or military leave, or during any period required to be treated as a leave of absence by virtue of any applicable statute, Company personnel policy or agreement. Whether an authorized leave of absence shall constitute termination of Employment hereunder shall be determined by the Committee in its discretion.

                  Unless otherwise provided in the Incentive Agreement, the term "Employment" for purposes of the Plan is also defined to include (i) compensatory or advisory services performed by a Consultant for the Company (or any Parent or Subsidiary) and (ii) membership on the Board by an Outside Director.

                  (q) EXCHANGE ACT. The Securities Exchange Act of 1934, as amended.

                  (r) FAIR MARKET VALUE. The Fair Market Value of one share of Common Stock on the date in question is deemed to be (i) the closing sales price on the immediately preceding business day of a share of Common Stock as reported on the New York Stock Exchange or other principal securities exchange on which Shares are then listed or admitted to trading, or (ii) if not so reported, the average of the closing bid and asked prices for a Share on the immediately preceding business day as quoted on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), or (iii) if not quoted on NASDAQ, the average of the closing bid and asked prices for a Share as quoted by the National Quotation Bureau's "Pink Sheets" or the National Association of Securities Dealers' OTC Bulletin Board System. If there was no public trade of Common Stock on the date in question, Fair Market Value shall be determined by reference to the last preceding date on which such a trade was so reported.

                  If the Company is not a Publicly Held Corporation at the time a determination of the Fair Market Value of the Common Stock is required to be made hereunder, the determination of Fair Market Value for purposes of the Plan shall be made by the Committee in its discretion exercised in good FAITH. In this respect, the Committee may rely on such financial data, valuations, experts, and other sources, in its discretion, as it deems advisable under the circumstances.

                  (s) GRANTEE. Any Employee, Consultant or Outside Director who is granted an Incentive Award under the Plan.

                  (t) IMMEDIATE FAMILY. With respect to a Grantee, the Grantee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships.

                  (u) INCENTIVE AWARD. A grant of an award under the Plan to a Grantee, including any Nonstatutory Stock Option, Incentive Stock Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit, Performance Share, or Other Stock-Based Award.

                  (v) INCENTIVE AGREEMENT. The written agreement entered into between the Company and the Grantee setting forth the terms and conditions pursuant to which an Incentive Award is granted under the Plan, as such agreement is further defined in Section 6.1(a).

                  (w) INCENTIVE STOCK OPTION. A Stock Option granted by the Committee to an Employee under Section 2 which is designated by the Committee as an Incentive Stock Option and intended to qualify as an Incentive Stock Option under Section 422 of the Code.

                  (x) INDEPENDENT SAR. A Stock Appreciation Right described in
         Section 2.4.

                  (y) INSIDER. While the Company is a Publicly Held Corporation, an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

                  (z) NONSTATUTORY STOCK OPTION. A Stock Option granted by the Committee to a Grantee under Section 2 that is not designated by the Committee as an Incentive Stock Option.

                  (aa) OPTION PRICE. The exercise price at which a Share may be purchased by the Grantee of a Stock Option.

                  (bb) OTHER STOCK-BASED AWARD. An award granted by the Committee to a Grantee under Section 5.1 that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

                  (cc) OUTSIDE DIRECTOR. A member of the Board who is not, at the time of grant of an Incentive Award, an employee of the Company or any Parent or Subsidiary.

                  (dd) PARENT. Any corporation (whether now or hereafter existing) which constitutes a "parent" of the Company, as defined in
         Section 424(e) of the Code.

                  (ee) PERFORMANCE-BASED EXCEPTION. The performance-based exception from the tax deductibility limitations of Section 162(m) of the Code, as prescribed in Code Section 162(m) and Treasury Regulation
         Section 1.162-27(e) (or its successor), which is applicable during such period that the Company is a Publicly Held Corporation.

                  (ff) PERFORMANCE PERIOD. A period of time determined by the Committee over which performance is measured for the purpose of determining a Grantee's right to and the payment value of any Performance Unit, Performance Share or Other Stock-Based Award.

                  (gg) PERFORMANCE SHARE OR PERFORMANCE UNIT. An Incentive Award representing a contingent right to receive cash or shares of Common Stock (which may be Restricted Stock) at the end of a Performance Period and which, in the case of Performance Shares, is denominated in Common Stock, and, in the case of Performance Units, is denominated in cash values.

                  (hh) PLAN. Marine Drilling Companies, Inc. 2001 Stock Incentive Plan, as set forth herein and as it may be amended from time to time.

                  (ii) PUBLICLY HELD CORPORATION. A corporation issuing any class of common equity securities required to be registered under
         Section 12 of the Exchange Act.

                  (jj) RESTRICTED STOCK. Shares of Common Stock issued or transferred to a Grantee pursuant to Section 3.

                  (kk) RESTRICTED STOCK AWARD. An authorization by the Committee to issue or transfer Restricted Stock to a Grantee.

                  (ll) RESTRICTION PERIOD. The period of time determined by the Committee and set forth in the Incentive Agreement during which the transfer of Restricted Stock by the Grantee is restricted.

                  (mm) SHARE. A share of the Common Stock of the Company.

                  (nn) SHARE POOL. The number of shares authorized for issuance under Section 1.4, as adjusted for awards and payouts under Section 1.5 and as adjusted for changes in corporate capitalization under Section 6.5.

                  (oo) SPREAD. The difference between the exercise price per Share specified in any Independent SAR grant and the Fair Market Value of a Share on the date of exercise of the Independent SAR.

                  (pp) STOCK APPRECIATION RIGHT OR SAR. An Independent SAR described in Section 2.4.

                  (qq) STOCK OPTION OR OPTION. Pursuant to Section 2, (i) an Incentive Stock Option granted to an Employee, or (ii) a Nonstatutory Stock Option granted to an Employee, Consultant or Outside Director, whereunder such option the Grantee has the right to purchase Shares of Common Stock. In accordance with Section 422 of the Code, only an Employee may be granted an Incentive Stock Option.

                  (rr) SUBSIDIARY. Any corporation (whether now or hereafter existing) which constitutes a "subsidiary" of the Company, as defined in Section 424(f) of the Code.

1.3      PLAN ADMINISTRATION

                  (a) AUTHORITY OF THE COMMITTEE. Except as may be limited by law and subject to the provisions herein, the Committee shall have full power to (i) select Grantees who shall participate in the Plan; (ii) determine the sizes, duration and types of Incentive Awards; (iii) determine the terms and conditions of Incentive Awards and Incentive Agreements; (iv) determine whether any Shares subject to Incentive Awards will be subject to any restrictions on transfer; (v) construe and interpret the Plan and any Incentive Agreement or other agreement entered into under the Plan; and (vi) establish, amend, or waive rules for the Plan's administration. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.

                  (b) MEETINGS. The Committee shall designate a chairman from among its members who shall preside at all of its meetings, and shall designate a secretary, without regard to whether that person is a member of the Committee, who shall keep the minutes of the proceedings and all records, documents, and data pertaining to its administration of the Plan. Meetings shall be held at such times and places as shall be determined by the Committee and the Committee may hold telephonic meetings. The Committee may take any action otherwise proper under the Plan by the affirmative vote, taken with or without a meeting, of a majority of its members. The Committee may authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

                  (c) DECISIONS BINDING. All determinations and decisions made by the Committee shall be made in its discretion pursuant to the provisions of the Plan, and shall be final, conclusive and binding on all persons including the Company, its shareholders, Employees, Grantees, and their estates and beneficiaries. The Committee's decisions and determinations with respect to any Incentive Award need not be uniform and may be made selectively among Incentive Awards and Grantees, whether or not such Incentive Awards are similar or such Grantees are similarly situated.

                  (d) MODIFICATION OF OUTSTANDING INCENTIVE AWARDS. Subject to the stockholder approval requirements of Section 7.7 if applicable, the Committee may, in its discretion, provide for the extension of the exercisability of an Incentive Award, accelerate the vesting or exercisability of an Incentive Award, eliminate or make less restrictive any restrictions contained in an Incentive Award, waive any restriction or other provisions of an Incentive Award, or otherwise amend or modify an Incentive Award in any manner that is either (i) not adverse to the Grantee to whom such Incentive Award was granted or (ii) consented to by such Grantee; provided, however, the Committee shall not have the authority to lower the Option Price of any outstanding Stock Option without approval by the shareholders of the Company. With respect to an Incentive Award that is an incentive stock option (as described in Section 422 of the Code), no adjustment to such option shall be made to the extent constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the optionee in writing.

                  (e) DELEGATION OF AUTHORITY. The Committee may delegate to the CEO or other officers of the Company any of its duties and authority under this Plan pursuant to such conditions or limitations as the Committee may establish from time to time; provided, however, while the Company is a Publicly Held Corporation, the Committee may not delegate to any person the authority to take any action which would contravene the requirements of Rule 16b-3 under the Exchange Act or the Performance-Based Exception under Section 162(m) of the Code.

                  (f) EXPENSES OF COMMITTEE. The Committee may employ legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, and other agents as the Committee may deem appropriate for the administration of the Plan. The Committee may rely upon any opinion or computation received from any such counsel or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting expenses and professional fees, shall be paid by the Company.

                  (g) INDEMNIFICATION. Each person who is or was a member of the Committee, or of the Board, shall be indemnified by the Company against and from any damage, loss, liability, cost and expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan, except for any such act or omission constituting willful misconduct or gross negligence. Such person shall be indemnified by the Company for all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles or

         Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

1.4      SHARES OF COMMON STOCK AVAILABLE FOR INCENTIVE AWARDS

         Subject to adjustment under Section 6.5, there shall be available for Incentive Awards that are granted wholly or partly in Common Stock (including rights or Options that may be exercised for or settled in Common Stock), Two Million Eight Hundred Thousand (2,800,000) Shares of Common Stock. Not more than 2,100,000 Shares of Common Stock shall be available for Incentive Stock Options.

In addition, not more than 500,000 Shares of Common Stock shall be available for Incentive Awards in forms other than Stock Options.

         The number of Shares of Common Stock, which are the subject of Incentive Awards under this Plan, that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the Shares covered by an Incentive Award are not issued to a Grantee or are exchanged for Incentive Awards that do not involve Common Stock, shall again immediately become available for Incentive Awards hereunder. The Committee may from time to time adopt and observe such procedures concerning the counting of Shares against the Plan maximum as it may deem appropriate. The Company shall from time to time take whatever actions are necessary to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that Shares are available for issuance pursuant to Incentive Awards.

         During such period that the Company is a Publicly Held Corporation, then unless and until the Committee determines that a particular Incentive Award granted to a Covered Employee is not intended to comply with the Performance-Based Exception, the following rules shall apply to grants of Incentive Awards to Covered Employees:

                  (a) Subject to adjustment as provided in Section 6.5, the maximum aggregate number of Shares of Common Stock (including Stock Options, SARs, Restricted Stock, Performance Units and Performance Shares paid out in Shares, or Other Stock-Based Awards paid out in Shares) that may be granted or that may vest, as applicable, during any period of two consecutive calendar years, pursuant to Incentive Awards for any individual Covered Employee, shall be One Million (1,000,000) Shares.

                  (b) The maximum aggregate cash payout (including SARs, Performance Units and Performance Shares paid out in cash, or Other Stock-Based Awards paid out in cash) with respect to Incentive Awards granted in any calendar year which may be made to any Covered Employee shall be Two Million dollars ($2,000,000).

                  (c) With respect to any Stock Option or Stock Appreciation Right granted to a Covered Employee that is canceled, the number of Shares subject to such Stock Option or Stock Appreciation Right shall continue to count against the maximum number of Shares that may be the subject of Stock Options or Stock Appreciation Rights granted to such Covered Employee hereunder and, in this regard, such maximum number shall be determined in accordance with Section 162(m) of the Code.

                  (d) The limitations of subsections (a), (b) and (c) above shall be construed and administered so as to comply with the Performance-Based Exception.

1.5      SHARE POOL ADJUSTMENTS FOR AWARDS AND PAYOUTS

         The following Incentive Awards and payouts shall reduce, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) Stock Option;

                  (b) SAR;

                  (c) Restricted Stock;

                  (d) A payout of a Performance Share in Shares;

                  (e) A payout of a Performance Unit in Shares; and

                  (f) A payout of an Other Stock-Based Award in Shares.

         The following transactions shall restore, on a one Share for one Share basis, the number of Shares authorized for issuance under the Share Pool:

                  (a) A Payout of an SAR, Restricted Stock Award, or Other Stock-Based Award in the form of cash;

                  (b) A cancellation, termination, expiration, forfeiture, or lapse for any reason of any Shares subject to an Incentive Award; and

                  (c) Payment of an Option Price with previously acquired Shares or by withholding Shares which otherwise would be acquired on exercise (i.e., the Share Pool shall be increased by the number of Shares turned in or withheld as payment of the Option Price).

1.6      COMMON STOCK AVAILABLE.

         The Common Stock available for issuance or transfer under the Plan shall be made available from Shares now or hereafter (a) held in the treasury of the Company, (b) authorized but unissued shares, or (c) shares to be purchased or acquired by the Company. No fractional shares shall be issued under the Plan; payment for fractional shares shall be made in cash.

1.7      PARTICIPATION

                  (a) ELIGIBILITY. The Committee shall from time to time designate those Employees, Consultants and/or Outside Directors, if any, to be granted Incentive Awards under the Plan, the type of Incentive Awards granted, the number of Shares, Stock Options, rights or units, as the case may be, which shall be granted to each such person, and any other terms or conditions relating to the Incentive Awards as it may deem appropriate to the extent consistent with the provisions of the Plan. A Grantee who has been granted an Incentive Award may, if otherwise eligible, be granted additional Incentive Awards at any time.

                  (b) INCENTIVE STOCK OPTION ELIGIBILITY. No Consultant or Outside Director shall be eligible for the grant of any Incentive Stock Option. In addition, no Employee shall be eligible for the grant of any Incentive Stock Option who owns or would own immediately before the grant of such Incentive Stock Option, directly or indirectly, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Parent or Subsidiary. This restriction does not apply if, at the time such Incentive Stock Option is granted, the Incentive Stock Option exercise price is at least one hundred and ten percent (110%) of the Fair Market Value on the date of grant and the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date of grant. For the purpose of the immediately preceding sentence, the attribution rules of Section 424(d) of the Code shall apply for the purpose of determining an Employee's percentage ownership in the Company or any Parent or Subsidiary. This paragraph shall be construed consistent with the requirements of Section 422 of the Code.

                  (c) EXERCISE PRICE. Subject to Section 1.7(b) and other applicable provisions of the Plan, with respect to ninety percent (90%) of the number of Shares then reserved under the Plan pursuant to
         Section 1.4, the exercise price for a Stock Option or other Incentive Award shall not be set by the Committee below the Fair Market Value of the underlying Shares on the grant date of the Incentive Award. Subject to Section 1.7(b) and other applicable provisions of the Plan, with respect to ten percent (10%) of the number of Shares then reserved under the Plan pursuant to Section 1.4 (referred to herein as the "Non-Conforming Pool"), the exercise price for an Option or other Incentive Award may be set by the Committee, in its discretion, below the Fair Market Value of the underlying Shares on the grant date of the Incentive Award.

1.8      TYPES OF INCENTIVE AWARDS

         The types of Incentive Awards under the Plan are Stock Options, Stock Appreciation Rights as described in Section 2, Restricted Stock as described in
Section 3, Performance Units and Performance Shares as described in Section 4, Other Stock-Based Awards as described in Section 5, or any combination of the foregoing.

                                   SECTION 2.

                   STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1      GRANT OF STOCK OPTIONS

         The Committee is authorized to grant (a) Nonstatutory Stock Options to Employees, Consultants and/or Outside Directors and (b) Incentive Stock Options to Employees only, in accordance with the terms and conditions of the Plan, and with such additional terms and conditions, not inconsistent with the Plan, as the Committee shall determine in its discretion. Successive grants may be made to the same Grantee whether or not any Stock Option previously granted to such person remains unexercised.

2.2      STOCK OPTION TERMS

                  (a) WRITTEN AGREEMENT. Each grant of an Stock Option shall be evidenced by a written Incentive Agreement. Among its other provisions, each Incentive Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Stock Option following termination of the Grantee's Employment. Such provisions shall be determined in the discretion of the Committee, shall be included in the Grantee's Incentive Agreement, need not be uniform among all Stock Options issued pursuant to the Plan.

                  (b) NUMBER OF SHARES. Each Stock Option shall specify the number of Shares of Common Stock to which it pertains.

                  (c) EXERCISE PRICE. The exercise price per Share of Common Stock under each Stock Option shall be determined by the Committee subject to Section 1.7(c); provided, however, that in the case of an Incentive Stock Option, such exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Incentive Stock Option is granted (110% for 10% or greater shareholders pursuant to Section 1.7(b)). To the extent that the Company is a Publicly
         Held Corporation and the Stock Option is intended to qualify for the Performance-Based Exception, the exercise price shall not be less than 100% of the Fair Market Value per Share on the date the Stock Option is granted. Each Stock Option shall specify the method of exercise which shall be consistent with the requirements of Section 2.3(a).

                  (d) TERM. In the Incentive Agreement, the Committee shall fix the term of each Stock Option which shall be not more than ten (10) years from the date of grant; five (5) years for ISO grants to 10% or greater shareholders pursuant to Section 1.7(b). In the event no term is fixed, such term shall be ten (10) years from the date of grant.

                  (e) EXERCISE. The Committee shall determine the time or times at which a Stock Option may be exercised in whole or in part. Each Stock Option may specify the required period of continuous Employment and/or the performance objectives to be achieved before the Stock Option or portion thereof will become EXERCISABLE. Each Stock Option, the exercise of which, or the timing of the exercise of which, is dependent, in whole or in part, on the achievement of designated performance objectives, may specify a minimum level of achievement in respect of the specified performance objectives below which no Stock Options will be exercisable and a method for determining the number of Stock Options that will be exercisable if performance is at or above such minimum but short of full achievement of the performance objectives. All such terms and conditions shall be set forth in the Incentive Agreement.

                  (f) $100,000 ANNUAL LIMIT ON INCENTIVE STOCK OPTIONS. Notwithstanding any contrary provision in the Plan, to the extent that the aggregate Fair Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any single calendar year (under the Plan and any other stock option plans of the Company and its Subsidiaries or Parent) exceeds the sum of $100,000, such Incentive Stock Option shall be treated as a Nonstatutory Stock Option to the extent in excess of the $100,000 limit, and not an Incentive Stock Option, but all other terms and provisions of such Stock Option shall remain unchanged. This paragraph shall be applied by taking Incentive Stock Options into account in the order in which they were granted and shall be construed in accordance with Section 422(d) of the Code. In the absence of such regulations or other authority, or if such regulations or other authority require or permit a designation of the Options which shall cease to constitute Incentive Stock Options, then such Incentive Stock Options, only to the extent of such excess, shall automatically be deemed to be Nonstatutory Stock Options but all other terms and conditions of such Incentive Stock Options, and the corresponding Incentive Agreement, shall remain unchanged.

2.3      STOCK OPTION EXERCISES

                  (a) METHOD OF EXERCISE AND PAYMENT. Stock Options shall be exercised by the delivery of a signed written notice of exercise to the Company as of a date set by the Company in advance of the effective date of the proposed exercise. The notice shall set forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

                  The Option Price upon exercise of any Stock Option shall be payable to the Company in full either: (i) in cash or its equivalent, or (ii) subject to prior approval by the Committee in its discretion, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Grantee for at least six (6) months prior to their tender to satisfy the Option Price), or (iii) subject to prior approval by the Committee in its discretion, by withholding Shares which otherwise would be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, or (iv) subject to prior approval by the Committee in its discretion, by a combination of (i), (ii), and
         (iii) above. Any payment in Shares shall be effectuated by the surrender of such Shares to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Stock Option is exercised. Unless otherwise permitted by the Committee in its discretion, the Grantee shall not surrender, or attest to the ownership of, Shares in payment of the Option Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

                  The Committee, in its discretion, also may allow the Option Price to be paid with such other consideration as shall constitute lawful consideration for the issuance of Shares (including, without limitation, effecting a "cashless exercise" with a broker of the Option), subject to applicable securities law restrictions and tax withholdings, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. A "cashless exercise" of an Option is a procedure by which a broker provides the funds to the Grantee to effect an Option exercise, to the extent consented to by the Committee in its discretion. At the direction of the Grantee, the broker will either (i) sell all of the Shares received when the Option is exercised and pay the Grantee the proceeds of the sale (minus the Option Price, withholding taxes and any fees due to the broker) or (ii) sell enough of the Shares received upon exercise of the Option to cover the Option Price, withholding taxes and any fees due the broker and deliver to the Grantee (either directly or through the Company) a stock certificate for the remaining Shares. Dispositions to a broker effecting a cashless exercise are not exempt under Section 16 of the Exchange Act.

                  As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to or on behalf of the Grantee, in the name of the Grantee or other appropriate recipient, Share certificates for the number of Shares purchased under the Stock Option. Such delivery shall be effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to Grantee or other appropriate recipient.

                  Subject to Section 6.2, during the lifetime of a Grantee, each Option granted to him shall be exercisable only by the Grantee (or his legal guardian in the event of his Disability) or by a broker-dealer acting on his behalf pursuant to a cashless exercise under the foregoing provisions of this Section 2.3(a).

                  (b) RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any grant of Stock Options, or on any Shares acquired pursuant to the exercise of a Stock Option as it may deem advisable, including, without limitation, restrictions under (i) any stockholders' agreement, buy/sell agreement or right of first refusal or non-competition agreement, (ii) any applicable federal securities laws, (iii) the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or (iv) any blue sky or state securities law applicable to such Shares. Any certificate issued to evidence Shares issued upon the exercise of an Incentive Award may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

                  Any Grantee or other person exercising an Incentive Award may be required by the Committee to give a written representation that the Incentive Award and the Shares subject to the Incentive Award will be acquired for investment and not with a view to public distribution; provided, however, that the Committee, in its sole discretion, may release any person receiving an Incentive Award from any such representations either prior to or subsequent to the exercise of the Incentive Award.

                  (c) NOTIFICATION OF DISQUALIFYING DISPOSITION OF SHARES FROM INCENTIVE STOCK OPTIONS. Notwithstanding any other provision of the Plan, a Grantee who disposes of Shares of Common Stock acquired upon the exercise of an Incentive Stock Option by a sale or exchange either
         (i) within two (2) years after the date of the grant of the Incentive Stock Option under which the Shares were acquired or (ii) within one
         (1) year after the transfer of such Shares to him pursuant to exercise, shall promptly notify the Company of such disposition, the amount realized and his adjusted basis in such Shares.

                  (d) PROCEEDS OF OPTION EXERCISE. The proceeds received by the Company from the sale of Shares pursuant to Stock Options exercised under the Plan shall be used for general corporate purposes.

2.4      STOCK APPRECIATION RIGHTS INDEPENDENT OF NONSTATUTORY STOCK OPTIONS

                  (a) GRANT. The Committee may grant Stock Appreciation Rights independent of Nonstatutory Stock Options ("Independent SARs").

                  (b) GENERAL PROVISIONS. The terms and conditions of each Independent SAR shall be evidenced by an Incentive Agreement. The exercise price per share of Common Stock shall be not less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant of the Independent SAR. The term of an Independent SAR shall be determined by the Committee.

                  (c) EXERCISE. Independent SARs shall be exercisable at such time and subject to such terms and conditions as the Committee shall specify in the Incentive Agreement for the Independent SAR grant.

                  (d) SETTLEMENT. Upon exercise of an Independent SAR, the holder shall receive, for each Share specified in the Independent SAR grant, an amount equal to the Spread. The Spread shall be payable in cash, Common Stock, or a combination of both, in the discretion of the Committee or as specified in the Incentive Agreement. The Spread shall be paid within 30 calendar days of the exercise of the Independent SAR. The number of Shares of Common Stock which shall be issuable upon exercise of an Independent SAR shall be determined by dividing (1) by
         (2), where (1) is the number of Shares as to which the Independent SAR is exercised multiplied by the Spread in such Shares and (2) is the Fair Market Value of a Share on the exercise date.

                                   SECTION 3.

                                RESTRICTED STOCK

3.1      AWARD OF RESTRICTED STOCK

                  (a) GRANT. In consideration of the performance of Employment by any Grantee who is an Employee, Consultant or Outside Director, Shares of Restricted Stock may be awarded under the Plan by the Committee with such restrictions during the Restriction Period as the Committee may designate in its discretion, any of which restrictions may differ with respect to each particular Grantee; provided, however, in no event shall the Restriction Period be less than a three (3) consecutive year period unless such Restricted Shares are allocable to the Non-Conforming Pool described in Section 1.7(c). Restricted Stock shall be awarded for no additional consideration or such additional consideration as the Committee may determine, which consideration may be less than, equal to or more than the Fair Market Value of the shares of Restricted Stock on the grant date. The terms and conditions of each grant of Restricted Stock shall be evidenced by an Incentive Agreement.

                  (b) IMMEDIATE TRANSFER WITHOUT IMMEDIATE DELIVERY OF RESTRICTED STOCK. Unless otherwise specified in the Grantee's Incentive Agreement, each Restricted Stock Award shall constitute an immediate transfer of the record and beneficial ownership of the Shares of Restricted Stock to the Grantee in consideration of the performance of services as an Employee, Consultant or Outside Director, as applicable, entitling such Grantee to all voting and other ownership rights in such Shares.

                  As specified in the Incentive Agreement and subject to Section 3.1(a) regarding the Restriction Period, a Restricted Stock Award may limit the Grantee's dividend rights during the Restriction Period in which the shares of Restricted Stock are subject to a "substantial risk of forfeiture" (within the meaning given to such term under Code
         Section 83) and restrictions on transfer. In the Incentive Agreement, the Committee may apply any restrictions to the dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock granted to a Covered Employee, if applicable, is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the payment of dividends declared with respect to such Shares of Restricted Stock, such that the dividends and/or the Shares of Restricted Stock maintain eligibility for the Performance-Based Exception. In the event that any dividend constitutes a derivative security or an equity security pursuant to the rules under Section 16 of the Exchange Act, if applicable, such dividend shall be subject to a vesting period equal to the remaining vesting period of the Shares of Restricted Stock with respect to which the dividend is paid.

                  Shares awarded pursuant to a grant of Restricted Stock may be issued in the name of the Grantee and held, together with a stock power endorsed in blank, by the Committee or Company (or their delegates) or in trust or in escrow pursuant to an agreement satisfactory to the Committee, as determined by the Committee, until such time as the restrictions on transfer have expired. All such terms and conditions shall be set forth in the particular Grantee's Incentive Agreement. The Company or Committee (or their delegates) shall issue to the Grantee a receipt evidencing the certificates held by it which are registered in the name of the Grantee.

3.2      RESTRICTIONS

                  (a) FORFEITURE OF RESTRICTED STOCK. Restricted Stock awarded to a Grantee may be subject to the following restrictions until the expiration of the Restriction Period: (i) a restriction that constitutes a "substantial risk of forfeiture" (as defined in Code
         Section 83), or a restriction on transferability; (ii) unless otherwise specified by the Committee in the Incentive Agreement, the Restricted Stock that is subject to restrictions which are not satisfied shall be forfeited and all rights of the Grantee to such Shares shall terminate; and (iii) any other restrictions that the Committee determines in advance are appropriate, including, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee. Any such restrictions shall be set forth in the particular Grantee's Incentive Agreement.

                  (b) ISSUANCE OF CERTIFICATES. Reasonably promptly after the date of grant with respect to Shares of Restricted Stock, the Company shall cause to be issued a stock certificate, registered in the name of the Grantee to whom such Shares of Restricted Stock were granted, evidencing such Shares; provided, however, that the Company shall not cause to be issued such a stock certificate unless it has received a stock power duly endorsed in blank with respect to such Shares. Each such stock certificate shall bear the following legend or any other legend approved by the Company:

                  The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Marine Drilling Companies, Inc. 2001 Stock Incentive Plan and an Incentive Agreement entered into between the registered owner of such shares and Marine Drilling Companies, Inc. A copy of the Plan and Incentive Agreement are on file in the corporate offices of Marine Drilling Companies, Inc.

         Such legend shall not be removed from the certificate evidencing such Shares of Restricted Stock until such Shares vest pursuant to the terms of the Incentive Agreement.

                  (c) REMOVAL OF RESTRICTIONS. Subject to Section 3.1(a) regarding the Restriction Period, the Committee, in its discretion, shall have the authority to remove any or all of the restrictions on the Restricted Stock if it determines that, by reason of a change in applicable law or another change in circumstance arising after the grant date of the Restricted Stock, such action is appropriate.

3.3      DELIVERY OF SHARES OF COMMON STOCK

         Subject to withholding taxes under Section 7.3 and to the terms of the Incentive Agreement, a stock certificate evidencing the Shares of Restricted Stock with respect to which the restrictions in the Incentive Agreement have been satisfied shall be delivered to the Grantee or other appropriate recipient free of restrictions. Such delivery shall be effected for all purposes when the Company shall have deposited such certificate in the United States mail, addressed to the Grantee or other appropriate recipient.

                                   SECTION 4.

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

4.1      PERFORMANCE BASED AWARDS

                  (a) GRANT. The Committee is authorized to grant Performance Units and Performance Shares to selected Grantees who are Employees, Outside Directors or Consultants. Each grant of Performance Units and/or Performance Shares shall be evidenced by an Incentive Agreement in such amounts and upon such terms as shall be determined by the Committee; provided, however, the Performance Period shall not be less than one year unless such Shares are allocable to the Non-Conforming Pool described in Section 1.7(c). The Committee may make grants of Performance Units or Performance Shares in such a manner that more than one Performance Period is in progress concurrently. For each Performance Period, the Committee shall establish the number of Performance Units or Performance Shares and their contingent values which may vary depending on the degree to which performance criteria established by the Committee are met.

                  (b) PERFORMANCE CRITERIA. At the beginning of each Performance Period, the Committee shall (i) establish for such Performance Period specific financial or non-financial performance objectives that the Committee believes are relevant to the Company's business objectives;
         (ii) determine the value of a Performance Unit or the number of Shares under a Performance Share grant relative to performance objectives; and
         (iii) notify each Grantee in writing of the established performance objectives and, if applicable, the minimum, target, and maximum value of Performance Units or Performance Shares for such Performance Period.

                  (c) MODIFICATION. If the Committee determines, in its discretion exercised in good faith, that the established performance measures or objectives are no longer suitable to the Company's objectives because of a change in the Company's business, operations, corporate structure, capital structure, or other conditions the Committee deems to be appropriate, the Committee may modify the performance measures and objectives to the extent it considers to be necessary; provided, however, the Performance Period shall not be less than one year unless such Shares are allocable to the Non-Conforming Pool described in Section 1.7(c). The Committee shall determine whether any such modification would cause the Performance Unit or Performance Share to fail to qualify for the Performance-Based Exception, if applicable.

                  (d) PAYMENT. The basis for payment of Performance Units or Performance Shares for a given Performance Period shall be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period as specified in the Grantee's Incentive Agreement. If minimum performance is not achieved for a Performance Period, no payment shall be made and all contingent rights shall cease. If minimum performance is achieved or exceeded, the value of a Performance Unit or Performance Share may be based on the degree to which actual performance exceeded the preestablished minimum performance standards. The amount of payment shall be determined by multiplying the number of Performance Units or Performance Shares granted at the beginning of the Performance Period times the final Performance Unit or Performance Share value. Payments shall be made, in the discretion of the Committee as specified in the Incentive Agreement, solely in cash or Common Stock, or a combination of cash and Common Stock, following the close of the applicable Performance Period.

                  (e) SPECIAL RULE FOR COVERED EMPLOYEES. The Committee may establish performance goals applicable to Performance Units or Performance Shares awarded to Covered Employees in such a manner as shall permit payments with respect thereto to qualify for the Performance-Based Exception, if applicable. If a Performance Unit or Performance Share granted to a Covered Employee is intended to comply with the Performance-Based Exception, the Committee in establishing performance goals shall be guided by Treasury Regulation Section 1.162-27(e)(2) (or its successor).

                                   SECTION 5.

                            OTHER STOCK-BASED AWARDS

5.1      GRANT OF OTHER STOCK-BASED AWARDS

         Other Stock-Based Awards may be awarded by the Committee to selected Grantees that are denominated or payable in, valued in whole or in part by reference to, or otherwise related to, Shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan and the goals of the Company. Other types of Stock-Based Awards include, without limitation, Deferred Stock, purchase rights, Shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, other rights convertible into Shares, Incentive Awards valued by reference to the value of securities of or the performance of a specified Subsidiary, division or department, and settlement in cancellation of rights of any person with a vested interest in any other plan, fund, program or arrangement that is or was sponsored, maintained or participated in by the Company or any Parent or Subsidiary. As is the case with other Incentive Awards, Other Stock-Based Awards may be awarded either alone or in addition to any other Incentive Awards.

5.2      OTHER STOCK-BASED AWARD TERMS

                  (a) WRITTEN AGREEMENT. The terms and conditions of each grant of an Other Stock-Based Award shall be evidenced by an Incentive Agreement.

                  (b) PURCHASE PRICE. Except to the extent that an Other Stock-Based Award is granted in substitution for an outstanding Incentive Award or is delivered upon exercise of a Stock Option, the amount of consideration required to be received by the Company shall be either (i) no consideration other than services actually rendered (in the case of authorized and unissued shares) or to be rendered, or (ii) in the case of an Other Stock-Based Award in the nature of a purchase right, consideration (other than services rendered or to be rendered) at least equal to 50% of the Fair Market Value of the Shares covered by such grant on the grant date (or such percentage higher than 50% that is required by any applicable tax or securities law); provided, however, in the case of an Other Stock-Based Award described in this clause
         (ii), if the consideration (other than services rendered or to be rendered) is less than 100% of the Fair Market Value of the Shares covered by such grant on the grant date, the Shares subject to such Other Stock-Based Award shall be allocable to the Non-Conforming Pool described in Section 1.7(c)

                  (c) PERFORMANCE CRITERIA AND OTHER TERMS. In its discretion, the Committee may specify such criteria, periods or goals for vesting in Other Stock-Based Awards and payment thereof to the Grantee as it shall determine; and the extent to which such criteria, periods or goals have been met shall be determined by the Committee; provided however, in no event shall the Performance Period be less than one year unless such Shares are allocable to the Non-Conforming Pool described in Section 1.7(c). All terms and conditions of Other Stock-Based Awards shall be determined by the Committee and set forth in the Incentive Agreement.

                  (d) PAYMENT. Other Stock-Based Awards may be paid in Shares of Common Stock or other consideration related to such Shares, in a single payment or in installments on such dates as determined by the Committee, all as specified in the Incentive Agreement.

                  (e) DIVIDENDS. The Grantee of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of Shares covered by the Other Stock-Based Award, as determined by the Committee and set forth in the Incentive Agreement. The Committee may also provide in the Incentive Agreement that such amounts (if any) shall be deemed to have been reinvested in additional Shares of Common Stock.

                                   SECTION 6.

                    PROVISIONS RELATING TO PLAN PARTICIPATION

6.1      PLAN CONDITIONS

                  (a) INCENTIVE AGREEMENT. Each Grantee to whom an Incentive Award is granted shall be required to enter into an Incentive Agreement with the Company, in such a form as is provided by the Committee. The Incentive Agreement shall contain specific terms as determined by the Committee, in its discretion, with respect to the Grantee's particular Incentive Award. Such terms need not be uniform among all Grantees or any similarly-situated Grantees. The Incentive Agreement may include, without limitation, vesting, forfeiture and other provisions particular to the particular Grantee's Incentive Award, as well as, for example, provisions to the effect that the Grantee (i) shall not disclose any confidential information acquired during Employment with the Company,
         (ii) shall abide by all the terms and conditions of the Plan and such other terms and conditions as may be imposed by the Committee, (iii) shall not interfere with the employment or other service of any employee, (iv) shall not compete with the Company or become involved in a conflict of interest with the interests of the Company, (v) shall forfeit an

         Incentive Award if terminated for Cause, (vi) shall not be permitted to make an election under Section 83(b) of the Code when applicable, and
         (vii) shall be subject to any other agreement between the Grantee and the Company regarding Shares that may be acquired under an Incentive Award including, without limitation, a stockholders' agreement or other agreement restricting the transferability of Shares by Grantee. An Incentive Agreement shall include such terms and conditions, as are determined by the Committee, in its discretion, to be appropriate with respect to any individual Grantee. The Incentive Agreement shall be signed by the Grantee to whom the Incentive Award is made and by an Authorized Officer.

                  (b) NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any instrument executed pursuant to the Plan shall create any Employment rights (including without limitation, rights to continued Employment) in any Grantee or affect the right of the Company to terminate the Employment of any Grantee at any time without regard to the existence of the Plan.

                  (c) SECURITIES REQUIREMENTS. The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Shares of Common Stock to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any certificates evidencing Shares pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities, and the requirements of any securities exchange on which Shares are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Shares of Common Stock pursuant to the terms hereof, that the recipient of such Shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its discretion, deems necessary or desirable.

                  If the Shares issuable on exercise of an Incentive Award are not registered under the Securities Act of 1933, the Company may imprint on the certificate for such Shares the following legend or any other legend which counsel for the Company considers necessary or advisable to comply with the Securities Act of 1933:

                  THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT UPON SUCH REGISTRATION OR UPON RECEIPT BY THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED FOR SUCH SALE OR TRANSFER.

6.2      TRANSFERABILITY

         Incentive Awards granted under the Plan shall not be transferable or assignable other than: (a) by will or the laws of descent and distribution or
(b) pursuant to a qualified domestic relations order (as defined by Section 414(p) of the Code); provided, however, only with respect to Incentive Awards consisting of Nonstatutory Stock Options, the Committee may, in its discretion, authorize all or a portion of the Nonstatutory Stock Options to be granted on terms which permit transfer by the Grantee to (i) the members of the Grantee's Immediate Family, (ii) a trust or trusts for the exclusive benefit of such Immediate Family, (iii) a partnership in which such members of such Immediate Family are the only partners, or (iv) any other entity owned solely by members of the Immediate Family; provided that (A) there may be no consideration for any such transfer,
(B) the Incentive Agreement pursuant to which such Nonstatutory Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 6.2, and (C) subsequent transfers of transferred Nonstatutory Stock Options shall be prohibited except in accordance with clauses (a) and (b) (above) of this sentence. Following any permitted transfer, the Nonstatutory Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Grantee" shall be deemed to refer to the transferee. The events of termination of employment, as set out IN Section 6.6 and in the Incentive Agreement, shall continue to be applied with respect to the original Grantee, and the Incentive Award shall be exercisable by the transferee only to the extent, and for the periods, specified in the Incentive Agreement.

         Except as may otherwise be permitted under the Code, in the event of a permitted transfer of a Nonstatutory Stock Option hereunder, the original Grantee shall remain subject to withholding taxes upon exercise. In addition, the Company and the Committee shall have no obligation to provide any notices to any Grantee or transferee thereof, including, for example, notice of the expiration of an Incentive Award following the original Grantee's termination of employment.

         No transfer by will or by the laws of descent and distribution shall be effective to bind the Company unless the Committee has been furnished with a copy of the deceased Grantee's enforceable will or such other evidence as the Committee deems necessary to establish the validity of the transfer. Any attempted transfer in violation of this Section 6.2 shall be void and ineffective. All determinations under this Section 6.2 shall be made by the Committee in its discretion.

6.3      RIGHTS AS A STOCKHOLDER

                  (a) NO STOCKHOLDER RIGHTS. Except as otherwise provided in
         Section 3.1(b) for grants of Restricted Stock, a Grantee of an Incentive Award (or a permitted transferee of such Grantee) shall have no rights as a stockholder with respect to any Shares of Common Stock until the issuance of a stock certificate for such Shares.

                  (b) REPRESENTATION OF OWNERSHIP. In the case of the exercise of an Incentive Award by a person or estate acquiring the right to exercise such Incentive Award by reason of the death or Disability of a Grantee, the Committee may require reasonable evidence as to the ownership of such Incentive Award or the authority of such person and may require such consents and releases of taxing authorities as the Committee may deem advisable.

6.4      LISTING AND REGISTRATION OF SHARES OF COMMON STOCK

         The exercise of any Incentive Award granted hereunder shall only be effective at such time as counsel to the Company shall have determined that the issuance and delivery of Shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authorities and the requirements of any securities exchange on which Shares of Common Stock are traded. The Committee may, in its discretion, defer the effectiveness of any exercise of an Incentive Award in order to allow the issuance of Shares of Common Stock to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state securities laws. The Committee shall inform the Grantee in writing of its decision to defer the effectiveness of the exercise of an Incentive Award. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Grantee may, by written notice to the Committee, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

6.5      CHANGE IN STOCK AND ADJUSTMENTS

                  (a) CHANGES IN LAW OR CIRCUMSTANCES. Subject to Section 6.7 (which only applies in the event of a Change in Control), in the event of any change in applicable laws or any change in circumstances which results in or would result in any dilution of the rights granted under the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan, then, if the Committee should determine, in its absolute discretion, that such change equitably requires an adjustment in the number or kind of shares of stock or other securities or property theretofore subject, or which may become subject, to issuance or transfer under the Plan or in the terms and conditions of outstanding Incentive Awards, such adjustment shall be made in accordance with such determination. Such adjustments may include changes with respect to (i) the aggregate number of Shares that may be issued under the Plan, (ii) the number of Shares subject to Incentive Awards, and (iii) the Option Price or other price per Share for outstanding Incentive Awards. Any adjustment under this paragraph of an outstanding Incentive Stock Option shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code unless otherwise agreed to by the Grantee in WRITING. The Committee shall give notice to each applicable Grantee of such adjustment which shall be effective and binding.

                  (b) EXERCISE OF CORPORATE POWERS. The existence of the Plan or outstanding Incentive Awards hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganization or other changes in the Company's capital structure or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding whether of a similar character or otherwise.

                  (c) RECAPITALIZATION OF THE COMPANY. Subject to Section 6.7 (which only apples to the event of a Change in Control), if while there are Incentive Awards outstanding, the Company shall effect any subdivision or consolidation of Shares of Common Stock or other capital readjustment, the payment of a stock dividend, stock split, combination of Shares, recapitalization or other increase or reduction in the number of Shares outstanding, without receiving compensation therefor in money, services or property, then the number of Shares available under the Plan and the number of Incentive Awards which may thereafter be exercised shall (i) in the event of an increase in the number of Shares outstanding, be proportionately increased and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately reduced; and (ii) in the event of a reduction in the number of Shares outstanding, be proportionately reduced, and the Option Price or Fair Market Value of the Incentive Awards awarded shall be proportionately increased. The Committee shall take such action and whatever other action it deems appropriate, in its discretion, so that the value of each outstanding Incentive

         Award to the Grantee shall not be adversely affected by a corporate event described in this subsection (c).

                  (d) ISSUE OF COMMON STOCK BY THE COMPANY. Except as hereinabove expressly provided in this Section 6.5 and subject to
         Section 6.7 in the event of a Change in Control, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon any conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of, or Option Price or Fair Market Value of, any Incentive Awards then outstanding under previously granted Incentive Awards; provided, however, in such event, outstanding Shares of Restricted Stock shall be treated the same as outstanding unrestricted Shares of Common Stock.

         (e) ASSUMPTION UNDER THE PLAN OF OUTSTANDING STOCK OPTIONS. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may authorize the assumption and continuation under the Plan of outstanding and unexercised stock options or other types of stock-based incentive awards that were granted under a stock option plan (or other type of stock incentive plan or agreement) that is or was maintained by a corporation or other entity that was merged into, consolidated with, or whose stock or assets were acquired by, the Company or any direct or indirect subsidiary as the surviving corporation. Any such action shall be upon such terms and conditions as the Committee, in its discretion, may deem appropriate, including provisions to preserve the holder's rights under the previously granted and unexercised stock option or other stock-based incentive award, such as, for example, retaining an existing exercise price under an outstanding stock option. Any such assumption and continuation of any such previously granted and unexercised incentive award shall be treated as an outstanding Incentive Award under the Plan and shall count against the number of Shares reserved for issuance pursuant to
         Section 1.4. In addition, any Shares issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall reduce the Shares available for grants under Section 1.4.

                  (f) ACQUISITION OF COMPANY BY A SUCCESSOR. Subject to the accelerated vesting and other provisions of Section 6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (defined below), each Grantee shall be entitled to receive, in lieu of the number of Shares subject to Incentive Awards, such shares of capital stock or other securities or property as may be issuable or payable with respect to or in exchange for the number of Shares which Grantee would have received had he exercised the Incentive Award immediately prior to such Corporate Event, together with any adjustments (including, without limitation, adjustments to the Option Price and the number of Shares issuable on exercise of outstanding Stock Options). For this purpose, Shares of Restricted Stock shall be treated the same as unrestricted outstanding Shares of Common Stock. A "Corporate Event" means any of the following: (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, or (iii) a merger, consolidation or combination involving the Company (other than a merger, consolidation or combination (A) in which the Company is the continuing or surviving corporation and (B) which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof). The Committee shall take whatever other action it deems appropriate to preserve the rights of Grantees holding outstanding Incentive Awards.

                  Notwithstanding the previous paragraph of this Section 6.5(f) but subject to the accelerated vesting and other provisions of Section
         6.7 that apply in the event of a Change in Control, in the event of a Corporate Event (described in the previous paragraph) the Committee, in its discretion shall have the right and power to:

                           (i) cancel, effective immediately prior to the
                  occurrence of the Corporate Event, each outstanding Incentive Award (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Grantee an amount in cash equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holders of Common Stock as a result of such Corporate Event over (B) the exercise price of such Incentive Award, if any; provided, however, this subsection (i) shall be inapplicable to an Incentive Award granted within six (6) months before the occurrence of the Corporate Event but only if the Grantee is an Insider and such disposition is not exempt under Rule 16b-3 (or other rules preventing liability of the Insider under Section 16(b) of the Exchange Act), and, in that event, the provisions hereof shall be applicable to such Incentive Award after the expiration of six (6) months from the date of grant; or

                           (ii) provide for the exchange or substitution of each
                  Incentive Award outstanding immediately prior to such Corporate Event (whether or not then exercisable) for another award with respect to the Common Stock or other property for which such Incentive Award is exchangeable and, incident thereto, make an equitable adjustment as determined by the Committee, in its discretion, in the Option Price or exercise price of the Incentive Award, if any, or in the number of Shares or amount of property (including cash) subject to the Incentive Award; or

                           (iii) provide for assumption of the Plan and such
                  outstanding Incentive Awards by the surviving entity or its parent.

         The Committee, in its discretion, shall have the authority to take whatever action it deems to be necessary or appropriate to effectuate the provisions of this subsection (f).

6.6      TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

                  (a) TERMINATION OF EMPLOYMENT. Unless otherwise expressly provided in the Grantee's Incentive Agreement, if the Grantee's Employment is terminated for any reason other than due to his death or Disability or for Cause, any non-vested portion of any Stock Option or other applicable Incentive Award at the time of such termination shall automatically expire and terminate and no further vesting shall occur after his termination date. In such event, except as otherwise expressly provided in his Incentive Agreement, the Grantee shall be entitled to exercise his rights only with respect to the portion of the Incentive Award that was vested as of his termination of Employment date for a period that shall end on the earlier of (i) the expiration date set forth in the Incentive Agreement or (ii) the three (3) month anniversary of his termination date.

                  (b) TERMINATION OF EMPLOYMENT FOR CAUSE. Unless otherwise expressly provided in the Grantee's Incentive Agreement, in the event of the termination of a Grantee's Employment for Cause, all vested and non-vested Stock Options and other Incentive Awards granted to such Grantee shall immediately expire, and shall not be exercisable to any extent, as of 12:01 a.m. (CST) on the date of such termination of Employment.

                  (c) DISABILITY OR DEATH. Unless otherwise expressly provided in the Grantee's Incentive Agreement, upon termination of Employment as a result of the Grantee's Disability or death:

                           (i) any nonvested portion of any outstanding Option
                  or other applicable Incentive Award shall immediately terminate upon termination of Employment and no further vesting shall occur; and

                           (ii) any vested Incentive Award shall expire on the
                  earlier of either (A) the expiration date set forth in the Incentive Agreement or (B) the one year anniversary date of the Grantee's termination of Employment date.

                  In the case of any vested Incentive Stock Option held by an Employee following termination of Employment, notwithstanding the definition of "Disability" in Section 1, whether the Employee has incurred a "Disability" for purposes of determining the length of the Option exercise period following termination of Employment under this subsection (c) shall be determined by reference to Section 22(e)(3) of the Code to the extent required by Section 422(c)(6) of the Code. The Committee shall determine whether a Disability for purposes of this subsection (c) has occurred.

                  (d) CONTINUATION. Subject to the conditions and limitations of the Plan and applicable law and regulation in the event that a Grantee ceases to be an Employee, Outside Director or Consultant, as applicable, for whatever reason, the Committee and Grantee may mutually agree with respect to any outstanding Option or other Incentive Award then held by the Grantee (i) for an acceleration or other adjustment in any vesting schedule applicable to the Incentive Award, (ii) for a continuation of the exercise period following termination for a longer period than is otherwise provided under such Incentive Award, or (iii) to any other change in the terms and conditions of the Incentive Award; provided, however, in each such event, any modification of an outstanding Incentive Award shall be subject to applicable terms of the Plan regarding the minimum Restriction Period of Section 3.1(a) and the minimum Performance Period of Section 4.1(a). Moreover, any reduction in the exercise price of a Stock Option shall be subject to Section 1.7(c). In the event of any such change to an outstanding Incentive Award, a written amendment to the Grantee's Incentive Agreement shall be required.

6.7      CHANGE IN CONTROL

         Notwithstanding any contrary provision in the Plan, in the event of a Change in Control (as defined below), the following actions shall automatically occur as of the day immediately preceding the Change in Control date unless expressly provided otherwise in the individual Grantee's Incentive Agreement:

                  (a) all of the Stock Options and Stock Appreciation Rights then outstanding shall become 100% vested and immediately and fully exercisable;

                  (b) all of the restrictions and conditions of any Restricted Stock and any Other Stock-Based Awards then outstanding shall be deemed satisfied, and the Restriction Period with respect thereto shall be deemed to have expired, and thus each such Incentive Award shall become free of all restrictions and fully vested; and

                  (c) all of the Performance Shares, Performance Units and any Other Stock-Based Awards shall become fully vested, deemed earned in full, and promptly paid within thirty (30) days to the affected Grantees without regard to payment schedules and notwithstanding that the applicable performance cycle, retention cycle or other restrictions and conditions have not been completed or satisfied.

         Notwithstanding any other provision of this Plan, unless otherwise expressly provided in the Grantee's Incentive Agreement, the provisions of this
Section 6.7 may not be terminated, amended, or modified to adversely affect any outstanding Incentive Award previously granted under the Plan without the prior written consent of the Grantee to whom it was granted.

         For all purposes of this Plan, a "CHANGE IN CONTROL" of the Company means the occurrence of any one or more of the following events:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "PERSON")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either (i) the then outstanding shares of common stock of the Company (the "OUTSTANDING COMPANY STOCK") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "OUTSTANDING COMPANY VOTING SECURITIES"); provided, however, that the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company or any Subsidiary, (ii) any acquisition by the Company or any Subsidiary or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, or (iii) any acquisition by any corporation pursuant to a reorganization, merger, consolidation or similar business combination involving the Company (a "MERGER"), if, following such Merger, the conditions described in clauses (i) and (ii) Section 6.7(c) (below) are satisfied;

                  (b) Individuals who, as of the Effective Date, constitute the Board of Directors of the Company (the "INCUMBENT BOARD") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

                  (c) Approval by the shareholders of the Company of a Merger, unless immediately following such Merger, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to Merger beneficially own, directly or indirectly, more than 50% of the common stock of the corporation resulting from such Merger (or its parent corporation) in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to such Merger (or its parent corporation) and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such Merger;

                  (d) The sale or other disposition of all or substantially all of the assets of the Company, unless immediately following such sale or other disposition, (i) substantially all of the holders of the Outstanding Company Voting Securities immediately prior to the consummation of such sale or other disposition beneficially own, directly or indirectly, more than 50% of the common stock of the corporation acquiring such assets in substantially the same proportions as their ownership of Outstanding Company Voting Securities immediately prior to the consummation of such sale or disposition, and (ii) at least a majority of the members of the board of directors of such corporation (or its parent corporation) were members of the Incumbent Board at the time of execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company; or

                  (e) The adoption of any plan or proposal for the liquidation or dissolution of the Company; or

                  (f) Any other event that a majority of the Board, in its sole discretion, determines to constitute a Change in Control hereunder.

6.8      FINANCING

         The Company may extend and maintain, or arrange for and guarantee, the extension and maintenance of financing to any Grantee to purchase Shares pursuant to exercise of an Incentive Award upon such terms as are approved by the Committee in its discretion.

                                   SECTION 7.

                                     GENERAL

7.1      EFFECTIVE DATE AND GRANT PERIOD

         This Plan is adopted by the Board effective as of the EFFECTIVE DATE subject to the approval of the stockholders of the Company within one year from the Effective Date. Incentive Awards may be granted under the Plan at any time prior to receipt of such stockholder approval; provided, however, if the requisite stockholder approval is not obtained then any Incentive Awards granted hereunder shall automatically become null and void and of no force or effect. Unless sooner terminated by the Board, no Incentive Stock Option may be granted under the Plan after ten (10) years from the Effective Date.

7.2      FUNDING AND LIABILITY OF COMPANY

         No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made, or otherwise to segregate any assets. In addition, the Company shall not be required to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for purposes of the Plan. Although bookkeeping accounts may be established with respect to Grantees who are entitled to cash, Common Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock or rights thereto. The Plan shall not be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Stock or rights thereto. Any liability or obligation of the Company to any Grantee with respect to an Incentive Award shall be based solely upon any contractual obligations that may be created by this Plan and any Incentive Agreement, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.

7.3      WITHHOLDING TAXES

                  (a) TAX WITHHOLDING. The Company shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan or an Incentive Award hereunder.

                  (b) SHARE WITHHOLDING. With respect to tax withholding required upon the exercise of Stock Options or upon any other taxable event arising as a result of any Incentive Award, the Grantee may elect, subject to approval of the Committee in its discretion, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the required minimum withholding taxes as determined by the Committee. All such elections shall be made in writing, signed by the Grantee, and shall be subject to any restrictions or limitations that the Committee, in its discretion, deems appropriate. Upon the lapse of restrictions on Restricted Stock, the Committee, in its discretion, may elect to satisfy the tax withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the required minimum withholding taxes as determined by the Committee.

                  (c) INCENTIVE STOCK OPTIONS. With respect to Shares received by a Grantee pursuant to the exercise of an Incentive Stock Option, if such Grantee disposes of any such Shares within (i) two years from the date of grant of such Option or (ii) one year after the transfer of such shares to the Grantee, the Company shall have the right to withhold from any salary, wages or other compensation payable by the Company to the Grantee an amount sufficient to satisfy the required minimum tax withholding requirements attributable to such disqualifying disposition as determined by the Committee.

                  (d) LOANS. The Committee may provide for loans, on either a short term or demand basis, from the Company to a Grantee who is an Employee or Consultant to permit the payment of taxes required by law.

7.4      NO GUARANTEE OF TAX CONSEQUENCES

         Neither the Company nor the Committee makes any commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person participating or eligible to participate hereunder.

7.5      DESIGNATION OF BENEFICIARY BY PARTICIPANT

         Each Grantee may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

7.6      DEFERRALS

         The Committee may permit a Grantee to defer such Grantee's receipt of the payment of cash or the delivery of Shares that would, otherwise be due to such Grantee by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals to the extent required for tax deferral of compensation under the Code.

7.7      AMENDMENT AND TERMINATION

         The Board shall have complete power and authority to terminate or amend the Plan at any time; provided, however, the Board shall not, without the approval of the stockholders of the Company within the time period required by applicable law, (a) except as provided in Section 6.5, increase the maximum number of Shares which may be issued under the Plan pursuant to Section 1.4, (b) amend the requirements of the Plan regarding the class of Employees eligible to purchase Common Stock under the Plan, (c) extend the term of the Plan, or, if the Company is a Publicly Held Corporation (i) increase the maximum limits on Incentive Awards to Covered Employees as set for compliance with the Performance-Based Exception, or (ii) decrease the authority granted to the Committee under the Plan in contravention of Rule 16b-3 under the Exchange Act.

         No termination, amendment, or modification of the Plan shall adversely affect in any material way any outstanding Incentive Award previously granted to a Grantee under the Plan, without the written consent of such Grantee or other designated holder of such Incentive Award.

         No outstanding Stock Option may be repriced to a lower Option Price or be cancelled and a new Stock Option be granted at a lower Option Price, such that the effect would be the same as reducing the Option Price, without obtaining approval of the shareholders of the Company.

         In addition, to the extent that the Committee determines that (a) the listing for qualification requirements of any national securities exchange or quotation system on which the Company's Common Stock is then listed or quoted, if applicable, or (b) the Code (or regulations promulgated thereunder), require stockholder approval in order to maintain compliance with such listing requirements or to maintain any favorable tax advantages or qualifications, then the Plan shall not be amended in such respect without approval of the Company's stockholders.

7.8      REQUIREMENTS OF LAW

         The granting of Incentive Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation, and any applicable federal or state securities law, if applicable. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

7.9      RULE 16B-3 SECURITIES LAW COMPLIANCE FOR INSIDERS

         With respect to Insiders to the extent applicable, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. Any ambiguities or inconsistencies in the construction of an Incentive Award or the Plan shall be interpreted to give effect to such intention, and to the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee in its discretion.

7.10     COMPLIANCE WITH CODE SECTION 162(m) FOR PUBLICLY HELD CORPORATION

         While the Company is a Publicly Held Corporation, unless otherwise determined by the Committee with respect to any particular Incentive Award, it is intended that the Plan shall comply fully with the applicable requirements so that any Incentive Awards subject to Section 162(m) that are granted to Covered Employees shall qualify for the Performance-Based Exception, except for grants of Nonstatutory Stock Options with an Option Price set at less than the Fair Market Value of a Share on the date of grant. If any provision of the Plan or an Incentive Agreement would disqualify the Plan or would not otherwise permit the Plan or Incentive Award to comply with the Performance-Based Exception as so intended, such provision shall be construed or deemed to be amended to conform to the requirements of the Performance-Based Exception to the extent permitted by applicable law and deemed advisable by the Committee; provided, however, no such construction or amendment shall have an adverse effect on the prior grant of an Incentive Award or the economic value to a Grantee of any outstanding Incentive Award.

7.11     SUCCESSORS TO COMPANY

         All obligations of the Company under the Plan with respect to Incentive Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

7.12     MISCELLANEOUS PROVISIONS

                  (a) No Employee, Consultant, Outside Director, or other person shall have any claim or right to be granted an Incentive Award under the Plan. Neither the Plan, nor any action taken hereunder, shall be construed as giving any Employee, Consultant, or Outside Director any right to be retained in the Employment or other service of the Company or any Parent or Subsidiary.

                  (b) The expenses of the Plan shall be borne by the Company.

                  (c) By accepting any Incentive Award, each Grantee and each person claiming by or through him shall be deemed to have indicated his acceptance of the Plan.

7.13     SEVERABILITY

         In the event that any provision of this Plan shall be held illegal, invalid or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal, invalid, or unenforceable provision was not included herein.

7.14     GENDER, TENSE AND HEADINGS

         Whenever the context so requires, words of the masculine gender used herein shall include the feminine and neuter, and words used in the singular shall include the plural. Section headings as used herein are inserted solely for convenience and reference and constitute no part of the interpretation or construction of the Plan.

7.15     GOVERNING LAW

         The Plan shall be interpreted, construed and constructed in accordance with the laws of the State of Texas without regard to its conflicts of law provisions, except as may be superseded by applicable laws of the United States.

         IN WITNESS WHEREOF, the Company has caused this Plan to be duly executed in its name and on its behalf by its duly authorized officer.

                                       MARINE DRILLING COMPANIES, INC.



                                       By:
                                           ------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                               --------------------------------

                                                                      APPENDIX B


                         MARINE DRILLING COMPANIES, INC.

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

I.       PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

         1. Reviewing the financial reports and other financial and related information provided by the Corporation to any governmental body or the public;

         2. Reviewing the Corporation's system of internal controls regarding finance, accounting, legal compliance and code of business conduct that management and the Board have established;

         3. Reviewing the Corporation's auditing, accounting and financial reporting processes;

         4. Reviewing and appraising with management the audit efforts of the Corporation's independent accountants;

         5. Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of the Charter.

II.      COMPOSITION

The Audit Committee shall be comprised of three directors, each of whom shall be independent directors and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independence from management and the Corporation.

Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

Directors with any of the following relationships will not be considered independent:

         1. Employees: A director who is an employee (including non-employee executive officers) of the Corporation or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Corporation, the director could serve on the Audit Committee after three years following the termination of the relationship between the Corporation and the former parent or predecessor. An "affiliate" includes a subsidiary, sibling company, predecessor, parent company or former parent company of the Corporation.

         2. Business Relationship: A director (a) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with the Corporation or (b) who has a direct business relationship with the Company (e.g, a consultant) may serve on the Audit Committee only if the Board determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director under this paragraph, the Board will consider, among other things the materiality of the relationship to the Corporation, to the director, and, if applicable, to the organization with which the director is affiliated.

              "Business Relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with the Corporation, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the above-referenced determination by the Board after three years following the termination of, as applicable, either (a) the relationship between the organization with which the director is affiliated and the Corporation, (b) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the director and the Corporation.

         3. Cross Compensation Committee Link: A director who is employed as an executive of another Company where any of the Corporation's executives serve on that company's compensation committee may not serve on the Audit Committee.

         4. Immediate Family: A director who is an Immediate Family member of an individual who is an executive officer of the Corporation or any of its Affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

              "Immediate Family" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who share such person's home.

5. No director who, directly or indirectly, is the record or beneficial owner of securities representing 10% or more of the voting power of the Corporation's outstanding securities shall be eligible to serve on the Audit Committee.

The members of the Committee shall be appointed by the Board annually and shall serve on the Committee for a term coinciding with their Board term. A Chair shall be appointed by the Board.

III.     MEETINGS

The Committee shall meet at least two times annually, or more frequently as circumstances dictate The purposes of the two scheduled meetings of the Audit Committee are to review and approve the annual financial results of the Corporation prior to release and to review and approve the scope of the annual audit to be performed by the Corporation's independent accountants As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee and each of these groups believe should be discussed privately. In addition, the Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.3 below, and report significant items to the Committee

IV.      RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities' and duties the Audit Committee shall:

DOCUMENTS/REPORTS REVIEW

         1. Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Audit Committee shall submit the Charter to the full Board for approval and have the Charter published at least every three years in accordance with the regulations of the Securities and Exchange Commission.

         2. Review the organization's annual financial statements and other reports or other financial information submitted to any governmental body or the public, including any certification, report, opinion or review rendered by the independent accountants.

         3. Review with financial management and the independent accountants each 10-Q prior to its filing. The Chair of the Committee may represent the entire Committee for purposes of this review.

         4. Review with independent accountants the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Corporation. On the basis of this review, make recommendations to the Board of Directors for any changes that seem appropriate.

         5. Prepare the minutes of each meeting and distribute to all members of the Board of Directors. The permanent file of the minutes will be maintained by the Secretary of the Corporation.

INDEPENDENT ACCOUNTANTS

         6. Because the independent accountants for the Corporation are ultimately accountable to the Board and the Audit Committee, the Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.

         7. Require the independent accountants to submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the independent accountants and the Corporation. The Audit Committee is also responsible for actively engaging in a dialog with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for recommending that the Board take appropriate action in response to the outside accountants' report to satisfy itself of the independent accountants' independence.

         8. Review the performance fees, and non-auditing activities of the independent accountants.

         9. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

FINANCIAL REPORTING PROCESS

         10. In consultation with the independent accountants, review the integrity of the organization's financial reporting process, both internal and external.

         11. Consider the independent accountant's judgments about the appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         12. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practices as suggested by the independent accountants or management. Also inquire about areas of future significant possible risk and future accounting issues.

PROCESS IMPROVEMENT

         13. Establish regular and separate systems of reporting to the Audit Committee by management and independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         14. Following completion of the annual audit, review separately with management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         15. Review any significant disagreement among management and the independent accountants in connection with the preparation of financial statements.

         16. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

ETHICAL AND LEGAL COMPLIANCE

         17. Review the Company's operations and determine that management has established and maintains effective programs pertaining to the code of business conduct.

         18. On at least an annual basis, review with the Corporation's legal counsel:

                  (a) legal matters that could have a significant impact on the Corporation's financial statements;

                  (b)      legal compliance matters; and

                  (c) any inquiries received from governmental agencies concerning the Corporation's business and affairs.

         19. Perform any other activities consistent with this Charter, the Corporation's By-laws and government law, as the Committee or the Board deems necessary or appropriate.

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                        MARINE DRILLING COMPANIES, INC.

                                  MAY 17, 2001




              - Please Detach and Mail in the Envelope Provided -
--------------------------------------------------------------------------------

A [X] PLEASE MARK YOUR
      VOTES AS IN THIS
      EXAMPLE.

1. Election of Directors                NOMINEES: Robert L. Barbanell
                                                  David A. B. Brown
                     WITHHOLD                     Howard I. Bull
     FOR all         AUTHORITY                    J. C. Burton
     nominees     to vote for all                 Jan Rask
      listed      nominees listed                 David B. Robson
       [ ]              [ ]                       Robert C. Thomas

   [ ] For all nominees listed except vote withheld for the following nominee(s):

   ____________________________________________________________________________

   ____________________________________________________________________________


2. Approval of the Company's 2001 Stock Incentive Plan.

                  FOR              AGAINST          ABSTAIN
                  [ ]                [ ]              [ ]

3. In their discretion, upon any other matter which may properly come before the meeting or at any adjournment or postponement thereof.



                                      THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                                      BE VOTED AS DIRECTED. IF NO DIRECTION IS
                                      MADE, THE PERSONS NAMED HEREIN INTEND TO
                                      VOTE FOR THE ELECTION OF THE NAMED
                                      NOMINEES FOR DIRECTOR AND APPROVAL OF THE
                                      COMPANY'S 2001 STOCK INCENTIVE PLAN.

                                      PLEASE DATE AND SIGN THIS PROXY AND RETURN
                                      IT PROMPTLY IN THE ENCLOSED ENVELOPE.




SIGNATURE(S)_______________________________________________ DATE________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian please give full title as such.

                        MARINE DRILLING COMPANIES, INC.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

     The undersigned hereby appoints T. Scott O'Keefe and Jan Rask, or either of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Marine Drilling Companies, Inc. (the "Company") to be held at the Westchase Hilton Hotel located at 9999 Westheimer in Houston, Texas on Thursday, May 17, 2001 at 9:00 a.m., central daylight time, and at all adjournments or postponements thereof, hereby revoking any proxies heretofore given, all shares of common stock of the Company held or owned by the undersigned as directed hereon.

                         (TO BE SIGNED ON REVERSE SIDE)